Table of Contents

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 12, 2021

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VININGS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. These forward-looking statements include, but are not limited to, statements relating to our ability to raise sufficient capital to finance our planned operations, market acceptance of our technology and product offerings, our ability to attract and retain key personnel, our ability to protect our intellectual property, and estimates of our current cash position and future needs. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other comparable terminology.

These forward-looking statements are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. The “Risk Factors” section of this current report sets forth detailed risks, uncertainties and cautionary statements regarding our business and these forward-looking statements.

We cannot guarantee future results, levels of activity or performance. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. These cautionary statements should be considered with any written or oral forward-looking statements that we may issue in the future. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

EXPLANATORY NOTE

On February 12, 2021, Coeptis Acquisition Sub, Inc. (“Acquisition Corp.”), a wholly-owned subsidiary of Vinings Holdings, Inc., a Delaware corporation (“Vinings”), merged (the “Merger”) with and into Coeptis Pharmaceuticals, Inc. a Delaware corporation (“Coeptis”). Coeptis was the surviving corporation of that Merger. As a result of the Merger, Vinings acquired the business of Coeptis and will continue the existing business operations of Coeptis as a wholly-owned subsidiary.

As used in this Current Report, the terms the “Company”, “we,” “us,” and “our” refer to Vinings and its wholly-owned subsidiary Coeptis, after giving effect to the Merger, unless otherwise stated or the context clearly indicates otherwise. The term “Predecessor” refers to Vinings Holdings, Inc., before giving effect to the Merger; and the term “Coeptis” refers to Coeptis Pharmaceuticals, Inc., before giving effect to the Merger.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

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This current report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

This current report responds to the following items on Form 8-K:

Item 1.01	Entry into a Material Definitive Agreement

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 3.02	Unregistered Sales of Equity Securities

Item 5.01	Changes in Control of the Registrant

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.06	Change in Shell Company Status

Item 9.01	Financial Statements and Exhibits

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Item 1.01.	Entry into a Material Definitive Agreement

On December 31, 2020, we entered into an Agreement and Plan of Merger and Reorganization, which we refer to in this Current Report as the “Merger Agreement,” and completed the Merger on February 12, 2021. For a description of the Merger and the material agreements entered into in connection with the Merger, please see the disclosures set forth in Item 2.01 to this Current Report, which disclosures are incorporated into this item by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

THE MERGER AND RELATED TRANSACTIONS

The Merger

On December 31, 2020, Predecessor, Coeptis and Acquisition Corp. entered into the Merger Agreement, and completed the Merger on February 12, 2021 (which we refer to as the “Closing Date”). Before their entry into the Merger Agreement, no material relationship existed between Predecessor and Acquisition Corp., on the one hand, and Coeptis, on the other hand. A copy of the Merger Agreement is attached as Exhibit 2.1 to the Predecessor’s current report on Form 8-K that was filed on January 4, 2021 to announce the signing of the Merger Agreement and is incorporated herein by reference.

Pursuant to the Merger Agreement, on the Closing Date, Acquisition Corp., a wholly-owned subsidiary of Predecessor, merged with and into Coeptis, with Coeptis remaining as the surviving entity. Predecessor acquired the business of Coeptis pursuant to the Merger and will continue the existing business operations of Coeptis as a wholly-owned subsidiary.

Simultaneously with the Merger, on the Closing Date all of the issued and outstanding shares of Coeptis common stock converted, on a 1 for 1 basis, into shares of the Company’s common stock, par value $0.0001 per share (“Company Common Stock”) (assuming no exercise of dissenters’ rights by any former Coeptis stockholder). As of the Closing Date there were no Coeptis options or warrants outstanding to purchase shares of Coeptis common stock.

On the Closing Date, the former Coeptis common stock was exchanged for the right to receive 27,735,340 shares of Company Common Stock (assuming no exercise of dissenters’ rights by any former Coeptis stockholder). In addition, warrants (“Predecessor Warrants”) to purchase 500,000 shares of Company Common Stock at $2.00 per share, and an additional 500,000 shares of Company Common Stock at $5.00 per share, each of which were issued to Coral Investment Partners, LP (the holder of the Predecessor’s debt) prior to the signing of the Merger Agreement, remained issued and outstanding as of the Closing Date. The common stockholders of Predecessor before the Merger retained 1,708,800 shares of our Company Common Stock, and upon the effectiveness of the Merger, the holder of the Predecessor’s Series B Preferred Stock sold all 8,000 shares of the issued and outstanding shares of such Series B Preferred Stock to David Mehalick, our President and Chairman for an aggregate purchase price of $1,000.

The Merger Agreement contains customary representations, warranties and covenants of Predecessor, Coeptis, and, as applicable, Acquisition Corp., for like transactions.

The rights attendant to our Company Common Stock are set forth in the Company’s certificate of incorporation.

The Company Common Stock votes together with our Class B Preferred Stock as a single class, with each share of Company Common Stock having one vote per share and the Class B Preferred Stock having a number of votes equal to that of 8,000,000 shares of Common Stock. As such, immediately following the Closing, Coeptis’ former stockholders (including Mr. Mehalick as the holder of the Class B Preferred Stock) and Predecessor’s existing stockholders held approximately 95.7% and 4.3%, respectively, of the total combined voting power of all classes of our stock entitled to vote.

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In the event of any liquidation, dissolution or winding up of our company, the assets available for distribution to our stockholders will be distributed among the holders of our Company Common Stock and the holders of our Series B Preferred Stock, pro rata, on an as-converted-to-Common Stock basis. The holders of our Company Common Stock are entitled to dividends in the event that we pay cash or other dividends in property to holders of outstanding shares of our Common Stock, which dividends would be made among the holders of our Company Common Stock and the holders of our Series B Preferred Stock, pro rata, on an as-converted-to-Common Stock basis.

The Certificate of Designations for the Series B Preferred Stock is listed as Exhibit 4.2 to the Company’s Form 10 that was filed on August 10, 2020 and is incorporated herein by reference.

The Merger will be treated as a recapitalization of the Company for financial accounting purposes. The historical financial statements of Predecessor before the Merger will be replaced with the historical financial statements of Coeptis before the Merger in all future filings with the Securities and Exchange Commission (the “SEC”).

Following the Closing Date, our board of directors consists of four members. These directors were designated by the former stockholders of Coeptis, and on the Closing Date Erik Nelson, Predecessor’s sole director will resign. In keeping with the foregoing, on the Closing Date, Erik Nelson, the director of Predecessor before the Merger, appointed four new directors to fill vacancies on the board of directors, and confirmed his then resignation as a director following the Merger. The appointment of David Mehalick, Christine Sheehy, Daniel Yerace and Michael Handley as directors was effective immediately upon closing of the Merger. Also on the Closing Date, Mr. Nelson, the officer of Predecessor, resigned and new executive officers designated by Coeptis were appointed. Our officers and directors as of the Closing Date are further identified in this Current Report under the heading “Directors and Executive Officers.”

The parties have taken all actions necessary to ensure that the Merger is treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The issuance of shares of Company Common Stock to holders of Coeptis’ capital stock in connection with the Merger was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated by the SEC under that section, which exempts transactions by an issuer not involving any public offering. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement.

The Private Offering

Immediately prior to the closing of the Merger, Coeptis conducted closings of an offering (the “Private Offering”) of its shares of Coeptis common stock at a purchase price of $1.00 per share, for which Coeptis received total gross consideration of $2,436,500. This was a self-directed offering and no placement agent was utilized. As a result, Coeptis did not pay any commission on this Private Offering.

Debt Payoff

Simultaneous with the Merger, the holder of Predecessor’s debt in the amount of $51,835.05 was paid off in full, and in connection therewith Coeptis also acquired 328,00 shares of Company Common Stock from Coral Investment Partners, LP for an aggregate purchase price of $247,164.95.

The Reverse Split

Prior to the closing of the Merger, Predecessor effectuated a 1-for-40,000 reverse split. with all fractional shares rounded up to the nearest whole share; and immediately after the completion of the rounding upwards to the nearest whole share, a 200 for 1 stock dividend was issued to all of Predecessor’s shareholders. The net effect was a net 1 for 200 reverse-split of the Company’s shares. Pursuant to the terms of our Series B Preferred Stock, those shares remain convertible into 8,000,000 shares of Company Common Stock.

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Pre-Merger Divestiture

Prior to the closing of the Merger, Predecessor divested its 100% membership interests in NDYN Delaware, Inc. The divestiture was accomplished through the sale of all of the Predecessor’s shares in NDYN Delaware, Inc. to Sterling Acquisitions I, Inc. (an entity controlled by Erik Nelson, the sole director of Predecessor and a current member of the Company’s Board of Directors) via a divestiture agreement, a copy of which is attached as Exhibit 10.1 to the Predecessor’s Current Report on Form 8-K that was filed with the SEC on December 31, 2020 and is incorporated herein by reference.

Current Ownership

Immediately after giving effect to the Merger, our issued and outstanding securities on the closing of the Merger is as follows:

•	29,324,840 shares of Company Common Stock;
•	8,000 shares of Series B Preferred Stock; and
•	Predecessor Warrants to purchase 1,000,000 shares of Company Common Stock at an average exercise price of approximately $3.50.

Accounting Treatment; Change of Control

The Merger is being accounted for as a “reverse merger,” and Coeptis is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Merger will be those of Coeptis, and the consolidated financial statements after completion of the Merger will include the assets and liabilities of Coeptis, historical operations of Coeptis and operations of Coeptis from the Closing Date of the Merger. Except as described in the previous paragraphs, no arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of our board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. Further, as a result of the issuance of the shares of Company Common Stock pursuant to the Merger, a change in control of the Company occurred as of the date of consummation of the Merger.

DESCRIPTION OF BUSINESS

Immediately following the Merger, the business of Coeptis became our business. Since prior to the Merger we were a shell company, the busines description below is a description of our business based on Coeptis’ operations.

Coeptis’ History:

Coeptis Pharmaceuticals, Inc. was formed in November 2018, and its sole subsidiary Coeptis Pharmaceuticals, LLC was formed in July 2017. Through Coeptis, we focus on the development and/or acquisition of pharmaceutical products which offer improvements to current therapies thereby improving patient outcomes.

Our current business model is designed around commercializing and furthering the development of our current product portfolio. We are continually exploring partnership opportunities with companies that have novel therapies in various stages of development or companies with technologies that improve the way that drugs are delivered to patients. We will continue to seek the best strategic relationships for our portfolio, which relationships could include in-license agreements, out-license agreements, co-development arrangements and other strategic partnerships in new and exciting therapeutic areas such as auto-immune disease and oncology.

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Product Portfolio

Our product portfolio currently consists of two approved drugs and two clinical-stage drug candidates. We intend to focus on expanding our portfolio through the addition of other drugs, likely in the pre-clinical and early clinical stages. Below is a brief description of our lead approved drug and our two clinical stage drug candidates and other key assets.

Our Approved Drugs

Conjupri® (levamlodipine tablets)

Coeptis owns the U.S. rights to an FDA approved, prescription drug, called Conjupri. Conjupri is a drug that is delivered orally in tablet form for the treatment of hypertension.

Conjupri was approved by the U.S. Food and Drug Administration (FDA) in December of 2019. It is manufactured by CSPC OUYI Pharmaceutical Co., Ltd. (“CSPS”). Coeptis in-licensed its rights to the product through an exclusive supply and distribution agreement with CSPC in May 2020.

Conjupri is indicated for the treatment of hypertension in adults and pediatric patients 6 years and older, to lower blood pressure. Conjupri contains levamlodipine, the pharmacologically active isomer of amlodipine, a long-acting calcium channel blocker used to treat hypertension (high blood pressure) in children, adolescents, and adults. Conjupri provides the same blood pressure lowering effect using half the dose as compared to amlodipine. Lowering blood pressure reduces the risk of fatal and nonfatal cardiovascular events, primarily strokes and myocardial infarctions. These benefits have been seen in controlled trials of antihypertensive drugs from a wide variety of pharmacologic classes including levamlodipine. Levamlodipine may be used alone or in combination with other antihypertensive agents.

In June 2020, Coeptis entered into an agreement with Burke Therapeutics, LLC (“Burke”) in which Coeptis granted exclusive marketing and distribution rights for Conjupri, to Burke, for the United States and Puerto Rico. Burke is effectively our outsourced sales partner with commercialization and distribution expertise, a field salesforce, and access to wholesalers.

Hypertension and The Hypertension Market

Hypertension, more commonly known as High Blood Pressure (HBP), occurs when the force of the blood pushing against blood vessel walls is higher than it should be. Blood pressure is measured in millimeters of mercury (mm Hg). Normal Blood Pressure Levels are below 120/80 mm Hg. Many patients require more than one drug to achieve blood pressure goals. Numerous antihypertensive drugs, from a variety of pharmacologic classes, and with different mechanisms of action, have been shown in randomized controlled trials to reduce cardiovascular morbidity and mortality. Therefore, it can be concluded that it is blood pressure reduction, and not some other pharmacologic property of the drugs, that is largely responsible for those benefits. The largest and most consistent cardiovascular benefit has been a reduction in the risk of stroke, but reductions in myocardial infarction and cardiovascular mortality also have been seen regularly.

The Centers for Disease Control and Prevention project that nearly half of all American adults (approximately 108 million, or 45%) suffer from hypertension to some degree or are taking medication for hypertension. The hypertension market is a multi-billion dollar market annually, and is projected to increase in size annually for at least the next five years. It is one of the costliest chronic diseases to treat.

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There are many effective treatment options available to manage hypertension including: diuretics, which include brand names Lasix®, Diuril® and Bumex®; angiotensin-converting enzyme (ACE) inhibitors, which include brand names Vasotec® and Zestril®; angiotensin II receptor blockers (ARBs), which include brand names Diovan® and Cozaar®; and calcium channel blockers, which include brand names Norvasc® and Procardia®. There are also several other classes of medication including beta blockers, vasodilators, and renin inhibitors which can be used to treat hypertension.

Benefits of Conjupri® (levamlodipine)

Among the medications for treating hypertension, calcium channel blockers (CCBs) such as amlodipine are one of the first-line agents as recommended by Joint National Committee 8 (JNC-8) guidelines. Amlodipine belongs to the dihydropyridine group of calcium channel blocker used as an antihypertensive and antianginal agent. Levamlodipine, also known as levoamlodipine or S-amlodipine, is a pharmacologically active enantiomer of amlodipine. Compared to racemic amlodipine, levamlodipine has equivalent antihypertensive efficacy at half the dose of amlodipine. Taking Conjupri allows patients to achieve the same antihypertensive efficacy with half the dose of amlodipine. Decreasing the dosage of amlodipine by taking enantiomerically pure levamlodipine may decrease the occurrence of dose dependent adverse events associated with amlodipine treatment. Levamlodipine or S-amlodipine has been approved, widely used, and studied outside of the United States.

Consensi (amlodipine and celecoxib tablets)

Coeptis currently owns the U.S. and Puerto Rico sales, marketing and distribution rights to Consensi®, a fixed-dose combination of celecoxib, a non-steroidal anti-inflammatory drug (NSAID) for the treatment of pain caused by osteoarthritis, and amlodipine besylate, a drug designed to treat hypertension. Consensi was developed by Israel-based Purple Biotech Ltd. (“Purple”), formerly known as Kitov Pharma Ltd. The U.S. Food & Drug Administration (FDA) approved Consensi oral tablets for marketing in May 2018. In December 2018, Coeptis licensed the exclusive sales, marketing and distribution rights for Consensi in the United States and Puerto Rico. In September 2019, Coeptis entered into an agreement with Burke, in which Coeptis granted exclusive marketing and distribution rights for Consensi, to Burke, for certain target markets within the United States and Puerto Rico.

Hypertension + Osteoarthritis (Comorbidity), Benefits of Consensi

Above under the discussion for Conjupri we discuss the hypertension market generally and the opportunity that exists in that market. In addition to the stand-alone hypertension market, there are approximately 30 million Americans suffering from osteoarthritis, and it has been demonstrated that approximately 40% of those patients with osteoarthritis also have hypertension. Therefore, there are roughly 12,000,000 patients that have both osteoarthritis and hypertension at the same time. We believe that this creates a sizeable market opportunity for Consensi.

A common similarity among many medications used to treat hypertension is poor patient adherence. For various reasons, patients may not take their medications as prescribed by their healthcare providers. Some of the reasons include forgetfulness, limited access to medication, and/or adverse side effects. Since many patients cannot physically feel their hypertension, there is a lack of mental signaling to remind patients to take their medication each day. A published study by Abegaz, et. al. in January of 2017 demonstrated that 45.2% of hypertension patients were non-adherent to their prescribed medications.

One of the reasons Consensi was developed was to help patients be more compliant with their medication. Consensi allows patients to take one tablet, once daily to treat the pain associated with their osteoarthritis and hypertension concomitantly, thus, simplifying dosing of their medications.

In collaboration with our marketing partner, Burke, Consensi was launched in May 2020. However, the launch of Consensi, as well as other pharmaceutical product launches, were negatively impacted by the spread of the Covid-19 virus in the United States, which made access to healthcare providers very difficult. Coeptis, Burke, and Purple are currently in discussions as to how to best maximize Consensi’s value moving forward.

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Research and Development – Our Clinical Stage Products

CPT15050

We have recently entered into a confidential binding letter of intent with a strategic partner regarding the co-development of one of its key clinical products in a space that we believe is an exciting and sizable market. We are in the process of finalizing the definitive documentation for such co-development effort, and we expect to move forward with this clinical product in the near future.

CPT60621 – a focus on Parkinson’s Disease

CPT60621 is a product that we are co-developing in partnership with Vici Health Sciences, LLC (“Vici”). Through this partnership, Vici and Coeptis would co-develop, seek FDA approval, and share ownership rights to CPT60621.

CPT60621 is a novel, ready to use, easy to swallow, oral liquid version of an already approved drug used for the treatment of Parkinson’s Disease (PD). The currently approved dosage form is only available as an oral solid tablet which can be difficult to swallow for some PD patients. Per Symphony Health data, an estimated 555,000 prescriptions are dispensed per year for the oral solid tablet version alone.

PD affected nearly 1,000,000 people in the U.S. in 2020, and nearly 10,000,000 people worldwide. Experts also predict that the PD affected rate is expected to increase at a rate of 2.2% per year for the next 10 years. The direct medical cost to treat PD is estimated to be over $25 billion per year, in which $4.1 billion of that is in medication cost alone.

Typical PD symptoms include thinking difficulties, uncontrolled shaking and tremors, loss of automatic movements, rigidity, and eating, speaking, and swallowing difficulties. During the course of their disease, nearly 80% of PD patients will develop a condition known as dysphagia which is defined as difficulty or discomfort in swallowing. Oral liquid dosage forms are easier to swallow than oral solid dosage forms. PD patients who suffer from dysphagia often must crush and dissolve tablets in juice in order to consume their medication. In more extreme cases, feeding tubes are utilized. This is costly to the healthcare system and is simply impractical.

CPT60621 can be administered to the patient using an easy-to-use oral syringe, eliminating time consuming, costly, and uncontrolled tablet crushing. This novel dosage form, if approved, we believe will fulfill a market need and provide a beneficial treatment option for many PD patients.

To date, Coeptis has completed proof-of-concept formulation work for CPT60621 and performed a pilot bioequivalence study with passing results. We are currently targeting a 2022 NDA filing and 2023 commercial launch. We have yet to determine whether a commercial launch, assuming FDA approval of the product, will be performed through internal commercialization efforts, or by establishing out-licensing arrangements or other strategic relationships. Coeptis and Vici are currently in discussions as to how to maximize the value of CPT60621.

Sales and Marketing

We currently do not have in-house commercial capabilities required to market and distribute FDA approved products. Therefore, we have partnered with Burke Therapeutics to market and distribute Conjupri. Burke is responsible for all sales, marketing, distribution, contracting, and pricing for Conjupri. Burke has experience marketing similar products as Conjupri, but there is no guarantee Burke will be able to achieve sales expectations. Although Conjupri is currently available to many potential patients, to grow our sales exponentially we will need to increase our promotional efforts and continue to obtain payer coverage by commercial and government payors.

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Since Conjupri is currently only distributed by Burke, and under a Burke label, we are not required to maintain the necessary licensure required by some states in order to legally distribute prescription products within their state. However, since obtaining this licensure is a prolonged process we have already applied for and have been granted licenses in most of the states in the U.S. We are currently licensed to distribute prescription drugs into 39 of the 50 states and will continue to maintain our current licenses and pursue additional licenses as necessary for our business. On an annual basis, each state can change its licensing requirements. States that do not currently require a license, may require a license in the future, and states that currently require a license, may not require a license in the future.

Our Growth Strategy

To achieve our goals, Coeptis intends to deploy an aggressive, four-pronged, growth strategy listed below that we believe will help us maximize our success and deleverage some of the risk of finding, solely developing and funding our own products.

Business Development – Coeptis will seek to acquire and invest in novel products and technologies that improve patient outcomes. Coeptis will identify companies with products and technologies that are seeking assistance in developing and commercializing these assets. Coeptis will assess the commercial market opportunities for all potential products and technologies to determine if there are enough advantages to allow them to be viable, if they are developed.

Strategic Partnerships – Coeptis will focus on expanding our existing pipeline through establishing strategic partnerships with companies that have interesting products and technologies. We intend to focus on novel, early-stage and preclinical assets in a variety of therapeutic areas, including oncology and autoimmune diseases.

Commercial Development - Coeptis expects to participate and assist in the commercial development activities of its assets with our strategic partners. Commercial development activities may include, but are not limited to, clinical development, CMC manufacturing, supply chain management, market research, healthcare economics, market access, sales/marketing, and commercial launch strategies.

Portfolio Optimization – Coeptis will continue to evaluate, prioritize, optimize, and make appropriate changes in our pipeline portfolio as market development dynamics and/or product opportunities change. For example, it may be a strategic business decision for Coeptis to divest certain products and/or agreements to other companies so it can best focus on its core assets.

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Risks Associated with our Business

There are a number of risks related to us and our operations. You should carefully review the risks described in “Risk Factors and Special Considerations” beginning on page 8. If any of these risks actually occurs, our business, financial condition, results of operations and prospects would likely be materially, adversely affected. In that event, the trading price of our common stock could be adversely impacted, and you could lose part or all of your investment. Below is a summary of some of the principal risks we face:

-	We may not be able to successfully implement our growth strategy on a timely basis or at all;
-	We may have difficulties managing our anticipated growth, or we may not grow at all;
-	We have a history of losses, we expect to incur losses in the future and we may not be able to achieve or maintain profitability;
-	We may not be able to initiate and complete preclinical studies and clinical trials for our product candidates which could adversely affect our business;
-	We may not be able to obtain and maintain the third-party relationships that are necessary to develop, commercialize and manufacture some or all of our product candidates;
-	We may encounter difficulties in managing our growth, which could adversely affect our operations;
-	We need to obtain financing in order to continue our operations;
-	The drug development and approval process is uncertain, time-consuming and expensive;
-	Competition in the biotechnology and pharmaceutical industries may result in competing products, superior marketing of other products and lower revenues or profits for us;
-	Federal laws or regulations on drug importation could make lower cost versions of our future products available, which could adversely affect our revenues, if any;
-	The regulatory approval process is costly and lengthy, and we may not be able to successfully obtain all required regulatory approvals;
-	Healthcare reform measures could adversely affect our business;
-	Protecting and defending against intellectual property claims may have a material adverse effect on our business;
-	If we are not able to retain our current senior management team and our scientific advisors or continue to attract and retain qualified scientific, technical and business personnel, our business will suffer; and
-	There is a substantial doubt about our ability to continue as a going concern.

RISK FACTORS AND SPECIAL CONSIDERATIONS

This Report contains forward-looking statements.

Information provided in this Current Report may contain forward-looking statements which reflect management’s current view with respect to future events, the viability or efficacy of our products and our future performance. Such forward-looking statements may include projections with respect to market size and acceptance, revenues and earnings, marketing and sales strategies and business operations, as well as efficacy of our products. The risk factors discussed below cover not only our current products, product candidates and relationships, but also the risks we expect to encounter when and if we add new product candidates and approved products to our proprietary portfolio, which new products, if added, we expect to be a various stages of pre-clinical and perhaps clinical development.

We operate in a highly competitive and highly regulated business environment. Our business can be expected to be affected by government regulation, economic, political and social conditions, business’ response to new and existing products and services, technological developments and the ability to obtain and maintain patent and/or other intellectual property protection for our products and intellectual property. Our actual results could differ materially from management’s expectations because of changes both within and outside of our control. Due to such uncertainties and the risk factors set forth in this Current Report, prospective investors are cautioned not to place undue reliance upon such forward-looking statements.

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Risks Related to our Discovery, Development and Commercialization of New Medicines

We cannot predict whether any of our product candidates that are in development at any point in time will be safe or effective, or receive regulatory approval.

The Company is in the process of identifying drug candidates for its current proprietary portfolio of drug development candidates, which we expect to be in various stages of research and preclinical evaluation and have a high risk of failure. We cannot predict when or if any of our drug candidates, including any added to our portfolio, will prove effective or safe in humans or will receive regulatory approval. These compounds may not demonstrate in patients the chemical and pharmacological properties ascribed to them in laboratory studies, and they may interact with human biological systems or other drugs in unforeseen, ineffective or harmful ways. If we are unable to discover or successfully develop drugs that are effective and safe in humans, we will not have a viable business.

We may not be able to initiate and complete preclinical studies and clinical trials for our product candidates which could adversely affect our business.

We must successfully initiate and complete extensive preclinical studies and clinical trials for our product candidates before we can receive regulatory approval. Preclinical studies and clinical trials are expensive and will take several years to complete and may not yield results that support further clinical development or product approvals. Conducting clinical studies for any of our drug candidates for approval in the United States requires filing an IND and reaching agreement with the FDA on clinical protocols, finding appropriate clinical sites and clinical investigators, securing approvals for such studies from the independent review board at each such site, manufacturing clinical quantities of drug candidates, supplying drug product to clinical sites and enrolling sufficient numbers of participants. We cannot guarantee that we will be able to successfully accomplish all of the activities necessary to initiate and complete clinical trials. As a result, our preclinical studies and clinical trials may be extended, delayed or terminated, and we may be unable to obtain regulatory approvals or successfully commercialize our products.

None of our product candidates other than Conjupri and Consensi has received regulatory approvals. If we are unable to obtain regulatory approvals to market one or more of our product candidates, our business may be adversely affected.

All of our product candidates, except for CPT60621, are in early stages of development, and we do not expect such product candidates to be commercially available for several years, if at all. These product candidates are subject to strict regulation by regulatory authorities in the United States and in other countries. We cannot market any product candidate until we have completed all necessary preclinical studies and clinical trials and have obtained the necessary regulatory approvals. We do not know whether regulatory agencies will grant approval for any of our product candidates. Even if we complete preclinical studies and clinical trials successfully, we may not be able to obtain regulatory approvals or we may not receive approvals to make claims about our products that we believe to be necessary to effectively market our products. Data obtained from preclinical studies and clinical trials are subject to varying interpretations that could delay, limit or prevent regulatory approval, and failure to comply with regulatory requirements or inadequate manufacturing processes are examples of other problems that could prevent approval. In addition, we may encounter delays or rejections due to additional government regulation from future legislation, administrative action or changes in the FDA policy. Even if the FDA approves a product, the approval will be limited to those indications covered in the approval.

Outside the United States, our ability to market any of our potential products is dependent upon receiving marketing approvals from the appropriate regulatory authorities. These foreign regulatory approval processes include all of the risks associated with the FDA approval process described above. If we are unable to receive regulatory approvals, we will be unable to commercialize our product candidates, and our business may fail.

9

We may not be able to gain market acceptance of our product candidates that are in development, which would likely prevent us from becoming profitable.

We cannot be certain that any of our product candidates will gain market acceptance among physicians, patients, healthcare payers, pharmaceutical companies or others. Demonstrating the safety and efficacy of our product candidates and obtaining regulatory approvals will not guarantee future revenue. Sales of medical products largely depend on the reimbursement of patients’ medical expenses by government healthcare programs and private health insurers. Governments and private insurers closely examine medical products to determine whether they should be covered by reimbursement and if so, the level of reimbursement that will apply. We cannot be certain that third party payers will sufficiently reimburse sales of our products, or enable us to sell our products at profitable prices. Similar concerns could also limit the reimbursement amounts that health insurers or government agencies in other countries are prepared to pay for our products. In many countries where we plan to market our products, including Europe and Canada, the pricing of prescription drugs is controlled by the government or regulatory agencies. Regulatory agencies in these countries could determine that the pricing for our products should be based on prices of other commercially available drugs for the same disease, rather than allowing us to market our products at a premium price. Sales of medical products also depend on physicians’ willingness to prescribe the treatment, which is likely to be based on a determination by these physicians that the products are safe, therapeutically effective and cost-effective. We cannot predict whether physicians, other healthcare providers, government agencies or private insurers will determine that our products are safe, therapeutically effective and cost effective relative to competing treatments.

We may not be able to manufacture our product candidates in clinical or commercial quantities, which would prevent us from commercializing our product candidates.

To date, our product candidates have been manufactured in small quantities by third-party manufacturers for preclinical and bioequivalence studies. If any of our product candidates is approved by the FDA or other regulatory agencies for commercial sale, we will need to manufacture it in larger quantities and we intend to use third-party manufacturers for commercial quantities. Our third-party manufacturers may not be able to successfully increase the manufacturing capacity for any of our product candidates in a timely or efficient manner, or at all. If we are unable to successfully increase the manufacturing capacity for a product candidate, the regulatory approval or commercial launch of that product candidate may be delayed or there may be a shortage in the supply of the product candidate. Our failure or the failure of our third-party manufacturers to comply with the FDA’s good manufacturing practices and to pass inspections of the manufacturing facilities by the FDA or other regulatory agencies could seriously harm our business.

We may not be able to obtain and maintain the third-party relationships that are necessary to develop, commercialize and manufacture some or all of our product candidates.

We expect to depend on collaborators, partners, licensees, clinical research organizations, manufacturers and other third parties to support our discovery efforts, to formulate product candidates, to conduct clinical trials for some or all of our product candidates, to manufacture clinical and commercial scale quantities of our product candidates and products and to market, sell, and distribute any products we successfully develop.

We cannot guarantee that we will be able to successfully negotiate agreements for or maintain relationships with collaborators, partners, licensees, clinical investigators, manufacturers and other third parties on favorable terms, if at all. If we are unable to obtain or maintain these agreements, we may not be able to clinically develop, formulate, manufacture, obtain regulatory approvals for or commercialize our product candidates, which will in turn adversely affect our business.

We expect to expend substantial management time and effort to enter into relationships with third parties and, if we successfully enter into such relationships, to manage these relationships. In addition, substantial amounts of our expenditures will be paid to third parties in these relationships. However, we cannot control the amount or timing of resources our contract partners will devote to our research and development programs, product candidates or potential product candidates, and we cannot guarantee that these parties will fulfill their obligations to us under these arrangements in a timely fashion, if at all.

10

We have limited experience in sales, marketing and distribution and may have to enter into agreements with third parties to perform these functions, which could prevent us from successfully commercializing our product candidates.

We currently have no sales, marketing or distribution capabilities. To commercialize our product candidates, we must either develop our own sales, marketing and distribution capabilities, which will be expensive and time consuming, or make arrangements with third parties to perform these services for us. If we decide to market any of our products on our own, we will have to commit significant resources to developing a marketing and sales force and supporting distribution capabilities. If we decide to enter into arrangements with third parties for performance of these services, we may find that they are not available on terms acceptable to us, or at all. If we are not able to establish and maintain successful arrangements with third parties or build our own sales and marketing infrastructure, we may not be able to commercialize our product candidates which would adversely affect our business and financial condition.

We may fail to select or capitalize on the most scientifically, clinically or commercially promising or profitable product candidates.

We have limited technical, managerial and financial resources to determine which of our product candidates should proceed to initial clinical trials, later stage clinical development and potential commercialization. We may make incorrect determinations. Our decisions to allocate our research and development, management and financial resources toward particular product candidates or therapeutic areas may not lead to the development of viable commercial products and may divert resources from better opportunities. Similarly, our decisions to delay or terminate drug development programs may also be incorrect and could cause us to miss valuable opportunities.

We may not be able to maintain our exclusive United States license for Consensi, which could materially affect our business plan.

On December 27, 2018, we entered into a license agreement with Purple Biotech Ltd. (formerly Kitov Pharma Ltd.) pursuant to which we licensed the exclusive sales and distribution rights and other intellectual property related to Consensi. Pursuant to the license agreement, we obtained an exclusive right to market, distribute and sell Consensi in the United States and Puerto Rico and the NDA for Consensi (NDA N210045 – Consensi (Amlodipine Besylate; Celecoxib)), or to sublicense such rights in accordance with the terms of the license agreement. In the event we fail to timely make milestone payments or otherwise breach our obligations under the license agreement, we would lose our rights to market, distribute and sell Consensi in the United States.

If we are not able to retain our current senior management team and our scientific advisors or continue to attract and retain qualified scientific, technical and business personnel, our business will suffer.

We are dependent on the members of our management team for our business success. An important element of our strategy is to take advantage of the industry expertise of our current management. We do not have any employment agreements with our executive officers, but intend to finalize agreements with key personnel in the near future. The loss of any one of our executive officers, including, in particular, David Mehalick, Chairman of the Board and our President, Daniel Yerace, Vice-President of Operations or Christine Sheehy, Chief Financial Officer, could result in a significant loss in the knowledge and experience that we, as an organization, possess and could cause significant delays, or outright failure, in the development and further commercialization of our product candidates.

To grow, we will eventually need to hire a significant number of qualified commercial, scientific and administrative personnel, and assemble a scientific advisory board of targeted individuals with unique applicable experiences that they can bring to the advisory function for the Company. However, there is intense competition for human resources, including management in the technical fields in which we operate, as well as advisory candidates, and we may not be able to attract and retain qualified personnel necessary for the successful development and commercialization of our product candidates. Our inability to attract new employees or to retain existing employees, or to assemble a scientific advisory board, could limit our growth and harm our business.

11

Disputes under key agreements or conflicts of interest with our scientific advisors or clinical investigators could delay or prevent development or commercialization of our product candidates.

Any agreements we have or may enter into with third parties, such as collaboration, license, formulation supplier, manufacturing, clinical research organization or clinical trial agreements, may give rise to disputes regarding the rights and obligations of the parties. Disagreements could develop over rights to ownership or use of intellectual property, the scope and direction of research and development, the approach for regulatory approvals or commercialization strategy. We intend to conduct research programs in a range of therapeutic areas, but our pursuit of these opportunities could result in conflicts with the other parties to these agreements who may be developing or selling pharmaceuticals or conducting other activities in these same therapeutic areas. Any disputes or commercial conflicts could lead to the termination of our agreements, delay progress of our product development programs, compromise our ability to renew agreements or obtain future agreements, lead to the loss of intellectual property rights or result in costly litigation.

We intend to collaborate with outside scientific advisors and collaborators at academic and other institutions to assist us in our research and development efforts. These scientific advisors will not be our employees and may have other commitments that limit their availability to us. If a conflict of interest between their work for us and their work for another entity arises, we may lose their services.

We may encounter difficulties in managing our growth, which could adversely affect our operations.

Our ability to manage our operations and growth effectively depends upon the continual improvement of our procedures, reporting systems, and operational, financial, and management controls. We may not be able to implement improvements in an efficient or timely manner and may discover deficiencies in existing systems and controls. If we do not meet these challenges, we may be unable to take advantage of market opportunities, execute our business strategies or respond to competitive pressures which in turn may slow our growth or give rise to inefficiencies that would increase our losses.

We may acquire additional technology and complementary or expansion businesses in the future. Acquisitions involve many risks, any one of which could materially harm our business, including the diversion of management’s attention from core business concerns, failure to exploit acquired technologies, or the loss of key employees from either our business or the acquired business.

Company Risks

We have a history of losses and expect that losses may continue in the future.

We have generated net losses since we began operations, including $2,835,859, $1,405,951 and $3,928,434 (unaudited) for the years ended December 31, 2018, December 31, 2019 and for the first nine months of 2020, respectively, and as of September 30, 2020 we had an accumulated deficit of $8,172,993 (unaudited). Other than Conjupri, we have no approved products and have generated minimal product revenue to date. We expect that product development, preclinical and clinical programs will increase losses significantly over the next five years. In order to achieve profitability, we will need to generate significant revenue. We cannot be certain that we will generate sufficient revenue to achieve profitability. We anticipate that we will continue to generate operating losses and negative cash flow from operations at least through the end of 2022 or longer. We cannot be certain that we will ever achieve, or if achieved, maintain profitability. If our revenue grows at a slower rate than we anticipate or if our product development, marketing and operating expenses exceed our expectations or cannot be adjusted accordingly, our business, results of operation and financial condition will be materially adversely effected and we may be unable to continue operations.

We will not be able to generate meaningful product revenue unless and until one of our product candidates successfully completes clinical trials and receives regulatory approval. As some of our current and projected future product candidates are and we expect will be at an early proof-of-concept stage, we do not expect to receive revenue from any of these product candidates for several years, if at all. We may seek to obtain revenue from collaboration or licensing agreements with third parties. We currently have one supply agreements with Burke Therapeutics, LLC regarding Conjupri and Consensi, which provides us with the potential for some ongoing future revenue; however we may need to rely on key third-party agreements in order to be in a position to realize material revenues in the future, and we may never enter into any such agreements or realize material, ongoing future revenue. Even if we eventually generate revenues, we may never be profitable, and if we do achieve profitability, we may not be able to sustain or increase profitability on a quarterly or annual basis.

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There is a substantial doubt about our ability to continue as a going concern.

The report of our independent auditors that accompanies our consolidated financial statements includes an explanatory paragraph indicating there is a substantial doubt about our ability to continue as a going concern, citing our need for additional capital for the future planned expansion of our activities and to service our indebtedness. The inclusion of a going concern explanatory paragraph in the report of our independent auditors will make it more difficult for us to secure additional financing or enter into strategic relationships on terms acceptable to us, if at all, and likely will materially and adversely affect the terms of any financing that we might obtain. Our financial statements do not include any adjustments that may result from the outcome of this uncertainty.

We need to obtain financing in order to continue our operations.

On a prospective basis, we will require both short-term financing for operations and long-term capital to fund our expected growth. We have no existing bank lines of credit and have not established any definitive sources for additional financing. We believe that cash on hand will be sufficient to meet our short-term financial requirements into the 4th quarter of 2021 assuming that we don’t pursue strategic transactions prior to that time. However, we will require additional funds if we want to fully implement our business plan and growth strategy. Additional financing may not be available to us, or if available, then it may not be available upon terms and conditions acceptable to us. If adequate funds are not available, then we may be required to delay, reduce or eliminate product development or clinical programs. Our inability to take advantage of opportunities in the industry because of capital constraints may have a material adverse effect on our business and our prospects. If we fail to obtain the capital necessary to fund our operations, we will be unable to advance our development programs and complete our clinical trials.

In addition, our research and development expenses could exceed our current expectations. This could occur for many reasons, including:

•	some or all of our product candidates fail in clinical or preclinical studies and we are forced to seek additional product candidates;
•	our product candidates require more extensive clinical or preclinical testing than we currently expect;
•	we advance more of our product candidates than expected into costly later stage clinical trials;
•	we advance more preclinical product candidates than expected into early stage clinical trials;
•	we are required, or consider it advisable, to acquire or license rights from one or more third parties; or
•	we determine to acquire or license rights to additional product candidates or new technologies.

While we expect to seek additional funding through public or private financings, we may not be able to obtain financing on acceptable terms, or at all. In addition, the terms of our financings may be dilutive to, or otherwise adversely affect, holders of our Common Stock and other capital securities. We may also seek additional funds through arrangements with collaborators or other third parties. These arrangements would generally require us to relinquish rights to some of our technologies, product candidates or products, and we may not be able to enter into such agreements, on acceptable terms, if at all. If we are unable to obtain additional funding on a timely basis, we may be required to curtail or terminate some or all of our development programs, including some or all of our product candidates.

We currently do not have sufficient cash to fully implement our business plan.

We have experienced a lack of adequate capital resources causing us to be unable to fully implement our business plan. We believe that we need to raise or otherwise obtain additional financing beyond our current cash position in order to satisfy our existing obligations and fully implement our business plan. We do not expect to have positive cash flow until the end of 2022 or longer. If we are not successful in obtaining additional financing, we will not be able to fully implement our business plan and we may not be able to continue our operations.

13

We have a limited operating history and a history of operating losses, and expect to incur significant additional operating losses.

We began our business in 2017 and have a limited operating history. Though we have enlisted the assistance of pharmaceutical experts, our lack of experience may cause us to encounter unforeseen problems that could have a material adverse effect on our business and financial condition. As well, there is limited historical financial information upon which to base an evaluation of our performance.

The drug development and approval process is uncertain, time-consuming and expensive.

The process of obtaining and maintaining regulatory approvals for new therapeutic products is lengthy, expensive and uncertain. It also can vary substantially based on the type, complexity, and novelty of the product. We must provide the FDA and foreign regulatory authorities with preclinical and clinical data demonstrating that our products are safe and effective before they can be approved for commercial sale. Clinical development, including preclinical testing, is a long, expensive and uncertain process. It may take us several years to complete our testing, and failure can occur at any stage of testing. Any preclinical or clinical test may fail to produce results satisfactory to the FDA. Preclinical and clinical data can be interpreted in different ways, which could delay, limit or prevent regulatory approval. Negative or inconclusive results from a preclinical study or clinical trial, adverse medical events during a clinical trial or safety issues resulting from products of the same class of drug could cause a preclinical study or clinical trial to be repeated or a program to be terminated, even if other studies or trials relating to the program are successful.

We have to sustain and further build our intellectual property rights.

We do not currently have any intellectual property rights in our name in respect of our current assets, and instead have rights in respect of our current assets through agreements with third parties. We intend to fully protect any product, formulation and process that we develop with appropriate intellectual property registrations. If we fail to sustain and further build our direct and indirect intellectual property rights, competitors will be able to take advantage of our research and development efforts to develop competing products. If we are not able to protect our proprietary technology, trade secrets, and know-how, our competitors may use our inventions to develop competing products. Our future patents and patent applications, even if granted, may not protect us against our competitors. Patent positions generally, including those of other pharmaceutical and biotechnology companies, are or will be generally uncertain and involve complex legal, scientific and factual questions. The standards which the United States Patent and Trademark Office uses to grant patents, and the standards which courts use to interpret patents, are not always applied predictably or uniformly and can change, particularly as new technologies develop. Consequently, the level of protection, if any, that will be provided by our direct or indirect patent rights from time to time if we attempt to enforce them, and they are challenged, is uncertain. In addition, the type and extent of patent claims that will be issued to us in the future is uncertain. Any patents that are issued may not contain claims that permit us to stop competitors from using similar technology.

In addition, we may also rely on unpatented technology, trade secrets, and confidential information. We may not be able to effectively protect our rights to this technology or information. Other parties may independently develop substantially equivalent information and techniques or otherwise gain access to or disclose our technology. We will generally require each of our employees, consultants, collaborators, and certain contractors to execute a confidentiality agreement at the commencement of an employment, consulting, collaborative, or contractual relationship with us. However, these agreements may not provide effective protection of our technology or information or, in the event of unauthorized use or disclosure, they may not provide adequate remedies.

Patent positions are often uncertain and involve complex legal and factual questions. In addition, the laws of some foreign countries do not protect proprietary rights to the same extent as the laws of the United States. Whether filed in the United States or abroad, our patent applications may be challenged or may fail to result in issued patents. In addition, any future patents we obtain may not be sufficiently broad to prevent others from practicing our technologies or from developing or commercializing competing products. Furthermore, others may independently develop or commercialize similar or alternative technologies or drugs, or design around our patents. Our patents may be challenged, invalidated or fail to provide us with any competitive advantages. We may not have the funds available to protect our patents or other technology; such protection is costly and can result in further litigation expenses.

14

If we do not obtain or we are unable to maintain adequate patent or trade secret protection for our products in the United States, competitors could duplicate them without repeating the extensive testing that we will be required to undertake to obtain approval of the products by the FDA. Regardless of any patent protection, under the current statutory framework the FDA is prohibited by law from approving any generic version of any of our products for a period of years that would be determined based on the nature of the product (i.e. an orphan drugs would get 7 years, a new chemical entity would get 5 years and a new clinical investigation would get 3 years). Upon the expiration of that period, or if that time period is altered, the FDA could approve a generic version of our product unless we have patent protection sufficient for us to block that generic version. Without sufficient patent protection, the applicant for a generic version of our product would be required only to conduct a relatively inexpensive study to show that its product is bioequivalent to our product and may not have to repeat the studies that we will need to conduct to demonstrate that the product is safe and effective. In the absence of adequate patent protection in other countries, competitors may similarly be able to obtain regulatory approval in those countries of products that duplicate our products.

We have to comply with our obligations in our intellectual property licenses with third parties.

If we fail to comply with our obligations in our intellectual property licenses with third parties, we could lose license rights that are important to our business. We are not currently party to any intellectual property license agreement with any third parties, but we anticipate that in-licensing will be strategy that we utilize as we continue to pursue our growth strategy. We expect to enter into licenses in the future. Our existing licenses impose, and we expect future licenses will impose, various diligences, milestone payment, royalty, insurance and other obligations on us. If we fail to comply with these obligations, the licensor may have the right to terminate the license, in which event we might not be able to market any product that is covered by the licensed patents.

We may need to resort to litigation to enforce or defend our intellectual property rights, including any patents issued to us. If a competitor or collaborator files a patent application claiming technology also invented by us, in order to protect our rights, we may have to participate in an expensive and time-consuming interference proceeding before the United States Patent and Trademark Office. We cannot guarantee that our product candidates will be free of claims by third parties alleging that we have infringed their intellectual property rights. Third parties may assert that we are employing their proprietary technologies without authorization and they may resort to litigation to attempt to enforce their rights. Third parties may have or obtain patents in the future and claim that the use of our technology or any of our product candidates infringes their patents. We may not be able to develop or commercialize combination product candidates because of patent protection others have. Our business will be harmed if we cannot obtain a necessary or desirable license, can obtain such a license only on terms we consider to be unattractive or unacceptable, or if we are unable to redesign our product candidates or processes to avoid actual or potential patent or other intellectual property infringement. Obtaining, protecting and defending patent and other intellectual property rights can be expensive and may require us to incur substantial costs, including the diversion of management and technical personnel. An unfavorable ruling in patent or intellectual property litigation could subject us to significant liabilities to third parties, require us to cease developing, manufacturing or selling the affected products or using the affected processes, require us to license the disputed rights from third parties, or result in awards of substantial damages against us.

There can be no assurance that we would prevail in any intellectual property infringement action, will be able to obtain a license to any third-party intellectual property on commercially reasonable terms, successfully develop non-infringing alternatives on a timely basis, or license non-infringing alternatives, if any exist, on commercially reasonable terms. Any significant intellectual property impediment to our ability to develop and commercialize our products could seriously harm our business and prospects.

Patent litigation or other litigation in connection with our intellectual property rights may lead to publicity that may harm our reputation and the value of our common stock may decline.

During the course of any patent litigation, there may be public announcements of the results of hearings, motions, and other interim proceedings or developments in the litigation. If securities analysts or investors regard these announcements as negative, the value of our common stock may decline. General proclamations or statements by key public figures may also have a negative impact on the perceived value of our intellectual property.

15

Protecting and defending against intellectual property claims may have a material adverse effect on our business.

From time to time, we may receive notice that others have infringed on our proprietary rights or that we have infringed on the intellectual property rights of others. There can be no assurance that infringement or invalidity claims will not materially adversely affect our business, financial condition or results of operations. Regardless of the validity or the success of the assertion of claims, we could incur significant costs and diversion of resources in protecting or defending against claims, which could have a material adverse effect on our business, financial condition or results of operations. We may not have the funds or resources available to protect our intellectual property.

Our competitors and potential competitors may develop products and technologies that make ours less attractive or obsolete.

Many companies, universities, and research organizations developing competing product candidates have greater resources and significantly greater experience in financial, research and development, manufacturing, marketing, sales, distribution, and technical regulatory matters than we have. In addition, many competitors have greater name recognition and more extensive collaborative relationships. Our competitors could commence and complete clinical testing of their product candidates, obtain regulatory approvals, and begin commercial-scale manufacturing of their products faster than we are able to for our products. They could develop products that would render our product candidates, and those of our collaborators, obsolete and noncompetitive. If we are unable to compete effectively against these companies, then we may not be able to commercialize our product candidates or achieve a competitive position in the market. This would adversely affect our ability to generate revenues.

Competition in the biotechnology and pharmaceutical industries may result in competing products, superior marketing of other products and lower revenues or profits for us.

There are many companies that are seeking to develop products and therapies for the treatment of the same diseases that we are currently targeting. Many of our competitors have substantially greater financial, technical, human and other resources than we do and may be better equipped to develop, manufacture and market technologically superior products. In addition, many of these competitors have significantly greater experience than we do in undertaking preclinical testing and human clinical studies of new pharmaceutical products and in obtaining regulatory approvals of human therapeutic products. Accordingly, our competitors may succeed in obtaining FDA approval for superior products.

Other risks and uncertainties include:

•	our ability to successfully complete preclinical and clinical development of our products and services
•	our ability to manufacture sufficient amounts of products for development and commercialization activities
•	our ability to obtain, maintain and successfully enforce adequate patent and other proprietary rights protection of our products and services
•	the scope, validity and enforceability of patents and other proprietary rights held by third parties and their impact on our ability to commercialize our products and services
•	the accuracy of our estimates of the size and characteristics of the markets to be addressed by our products and services, including growth projections
•	market acceptance of our products and services
•	our ability to identify new patients for our products and services
•	the accuracy of our information regarding the products and resources of our competitors and potential competitors
•	the content and timing of submissions to and decisions made by the US Food and Drug Administration (FDA) and other regulatory agencies
•	our ability to obtain reimbursement for our products and services from third-party payors, and the extent of such coverage
•	our ability to establish and maintain strategic license, collaboration and distribution arrangements
•	the continued funding of our collaborations and joint ventures, if any are ultimately established
•	the possible disruption of our operations due to terrorist activities and armed conflict, including as a result of the disruption of operation of our subsidiaries and our customers, suppliers, distributors, couriers, collaborative partners, licensees and clinical trial sites.

16

Positive or timely results from preclinical studies and early clinical trials do not ensure positive or timely results in late-stage clinical trials or product approval by the FDA or any other regulatory authority. Product candidates that show positive preclinical or early clinical results often fail in later stage clinical trials. Data obtained from preclinical and clinical activities is susceptible to varying interpretations, which could delay, limit, or prevent regulatory approvals.

We have limited experience in conducting the clinical trials required to obtain regulatory approval. We may not be able to conduct clinical trials at preferred sites, enlist clinical investigators, enroll sufficient numbers of participants, or begin or successfully complete clinical trials in a timely fashion, if at all. Any failure to perform may delay or terminate the trials. Our current clinical trials may be insufficient to demonstrate that our potential products will be active, safe, or effective. Additional clinical trials may be required if clinical trial results are negative or inconclusive, which will require us to incur additional costs and significant delays. If we do not receive the necessary regulatory approvals, we will not be able to generate product revenues and may not become profitable.

The regulatory approval process is costly and lengthy, and we may not be able to successfully obtain all required regulatory approvals.

The preclinical development, clinical trials, manufacturing, marketing and labeling of pharmaceuticals are all subject to extensive regulation by numerous governmental authorities and agencies in the United States and other countries. We must obtain regulatory approval for each of our product candidates before marketing or selling any of them. It is not possible to predict how long the approval processes of the FDA or any other applicable federal or foreign regulatory authority or agency for any of our products will take or whether any such approvals ultimately will be granted. The FDA and foreign regulatory agencies have substantial discretion in the drug approval process, and positive results in preclinical testing or early phases of clinical studies offer no assurance of success in later phases of the approval process. Generally, preclinical and clinical testing of products can take many years and require the expenditure of substantial resources, and the data obtained from these tests and trials can be susceptible to varying interpretations that could delay, limit or prevent regulatory approval. If we encounter significant delays in the regulatory process that result in excessive costs, this may prevent us from continuing to develop our product candidates. Any delay in obtaining, or failure to obtain, approvals could adversely affect the marketing of our products and our ability to generate product revenue. The risks associated with the approval process include:

•	failure of our product candidates to meet a regulatory agency’s requirements for safety, efficacy and quality;
•	limitation on the indicated uses for which a product may be marketed;
•	unforeseen safety issues or side effects; and
•	governmental or regulatory delays and changes in regulatory requirements and guidelines.

Even if we receive regulatory approvals for marketing our product candidates, if we fail to comply with continuing regulatory requirements, we could lose our regulatory approvals, and our business would be adversely affected.

The FDA continues to review products even after they receive initial approval. If we receive approval to commercialize any product candidates, the manufacturing, marketing and sale of these drugs will be subject to continuing regulation, including compliance with quality systems regulations, good manufacturing practices, adverse event requirements, and prohibitions on promoting a product for unapproved uses. Enforcement actions resulting from our failure to comply with government and regulatory requirements could result in fines, suspension of approvals, withdrawal of approvals, product recalls, product seizures, mandatory operating restrictions, criminal prosecution, civil penalties and other actions that could impair the manufacturing, marketing and sale of our potential products and our ability to conduct our business.

17

Even if we are able to obtain regulatory approvals for any of our product candidates, if they exhibit harmful side effects after approval, our regulatory approvals could be revoked or otherwise negatively impacted, and we could be subject to costly and damaging product liability claims.

Even if we receive regulatory approval for our product candidates, we will have tested them in only a small number of patients during our clinical trials. If our applications for marketing are approved and more patients begin to use our product, new risks and side effects associated with our products may be discovered. As a result, regulatory authorities may revoke their approvals; we may be required to conduct additional clinical trials, make changes in labeling of our product, reformulate our product or make changes and obtain new approvals for our and our suppliers’ manufacturing facilities. We might have to withdraw or recall our products from the marketplace. We may also experience a significant drop in the potential sales of our product if and when regulatory approvals for such product are obtained, experience harm to our reputation in the marketplace or become subject to lawsuits, including class actions. Any of these results could decrease or prevent any sales of our approved product or substantially increase the costs and expenses of commercializing and marketing our product.

Healthcare reform measures could adversely affect our business.

The efforts of governmental and third-party payers to contain or reduce the costs of healthcare may adversely affect the business and financial condition of pharmaceutical companies. In the United States and in foreign jurisdictions there have been, and we expect that there will continue to be, a number of legislative and regulatory proposals aimed at changing the healthcare system. For example, in some countries other than the United States, pricing of prescription drugs is subject to government control, and we expect proposals to implement similar controls in the United States to continue. The pendency or approval of such proposals could result in a decrease in our common stock value or limit our ability to raise capital or to enter into collaborations or license rights to our products.

Federal legislation may increase the pressure to reduce prices of pharmaceutical products paid for by Medicare, which could adversely affect our revenues, if any.

The Medicare Prescription Drug Improvement and Modernization Act of 2003, or MMA, expanded Medicare coverage for drug purchases by the elderly and disabled beginning in 2006. The legislation uses formularies, preferred drug lists and similar mechanisms that may limit the number of drugs that will be covered in any therapeutic class or reduce the reimbursement for some of the drugs in a class. More recently, the Patient Protection and Affordable Care Act of 2010 also contained certain provisions with the potential to affect pricing of pharmaceutical products.

As a result of the expansion of legislation, including recent healthcare insurance legislation, and the expansion of federal coverage of drug products, we expect that there will be additional pressure to contain and reduce costs. These cost reduction initiatives could decrease the coverage and price that we receive for our products in the future and could seriously harm our business. While the MMA applies only to drug benefits for Medicare beneficiaries, private payers often follow Medicare coverage policy and payment limitations in setting their own reimbursement systems, and any limits on or reductions in reimbursement that occur in the Medicare program may result in similar limits on or reductions in payments from private payers.

Federal laws or regulations on drug importation could make lower cost versions of our future products available, which could adversely affect our revenues, if any.

The prices of some drugs are lower in other countries than in the United States because of government regulation and market conditions. Various proposals have been advanced to permit the importation of drugs from other countries to provide lower cost alternatives to the products available in the United States. In addition, the MMA requires the Secretary of Health and Human Services to promulgate regulations for drug reimportation from Canada into the United States under some circumstances, including when the drugs are sold at a lower price than in the United States. A prime example of the effort to provide safe, lower cost drugs to consumers is Safe Importation Action Plan that was released by the Department of Health and Human Services (HHS) and the Food and Drug Administration (FDA), which plan is describes steps the HHS and FDA will take to allow the safe importation of certain drugs originally intended for non-US markets. If the laws or regulations are changed to permit or more easily permit the importation of drugs into the United States in circumstances that are currently not permitted, such a change could have an adverse effect on our business by making available lower priced alternatives to our future products.

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Failure to obtain regulatory and pricing approvals in foreign jurisdictions could delay or prevent commercialization of our products abroad.

If we succeed in developing any products, we intend to market them in the European Union and other foreign jurisdictions. In order to do so, we must obtain separate regulatory approvals and comply with numerous and varying regulatory requirements. The approval procedure varies among countries and can involve additional testing. The time required to obtain approval abroad may differ from that required to obtain FDA approval. The foreign regulatory approval process may include all of the risks associated with obtaining FDA approval and additional risks associated with requirements particular to those foreign jurisdictions where we will seek regulatory approval of our products. We may not obtain foreign regulatory approvals on a timely basis, if at all. Approval by the FDA does not ensure approval by regulatory authorities in other countries, and approval by one foreign regulatory authority does not ensure approval by regulatory authorities in other foreign countries or by the FDA. We and our collaborators may not be able to file for regulatory approvals and may not receive necessary approvals to commercialize our products in any market outside the United States. The failure to obtain these approvals could materially adversely affect our business, financial condition and results of operations.

Risks Related to Our Common Stock and Liquidity Risks

Our Common Stock is a “Penny Stock” and subject to specific rules governing its sale to investors.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to our Common Stock, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a person’s account for transactions in penny stocks; and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person; and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination; and that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors sell shares of our common stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

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There is no recent trading activity in our Common Stock and there is no assurance that an active market will develop in the future.

Although our Common Stock is currently quoted on the OTC PINK (an interdealer electronic quotation system operated by OTC Markets Group, Inc.) under the symbol “NDYN”, trading of our Common Stock may be extremely sporadic. For example, several days may pass before any shares may be traded. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of our Common Stock. There can be no assurance that a more active market for our Common Stock will develop, or if one should develop, there is no assurance that it will be sustained. This severely limits the liquidity of our Common Stock, and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.

The market price of our Common Stock may be volatile, and you could lose all or part of your investment.

The market price of our Common Stock is likely to be highly volatile and could be subject to wide fluctuations in response to various factors, some of which are beyond our control.

The market price of our Common Stock may fluctuate substantially and will depend on a number of factors many of which are beyond our control and may not be related to our operating performance. These fluctuations could cause you to lose all or part of your investment in our Common Stock since you might be unable to sell your shares at or above the price you pay for the shares. Factors that could cause fluctuations in the market price of our Common Stock include, but are not necessarily limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	volatility in the market prices and trading volumes of pharmaceutical and biotechnology stocks;
•	changes in operating performance and stock market valuations of other pharmaceutical and biotechnology companies generally, or those in our industry in particular;
•	sales of shares of our Common Stock by us or our stockholders;
•	failure of securities analysts to maintain coverage of us, changes in financial estimates by securities analysts who follow our company, or our failure to meet these estimates or the expectations of investors;
•	the financial projections we may provide to the public, any changes in those projections or our failure to meet those projections;
•	announcements by us or our competitors of new products or services;
•	the public’s reaction to our press releases, other public announcements and filings with the SEC;
•	rumors and market speculation involving us or other companies in our industry;
•	actual or anticipated changes in our operating results or fluctuations in our operating results;
•	actual or anticipated developments in our business, our competitors’ businesses or the competitive landscape generally;
•	litigation involving us, our industry or both, or investigations by regulators into our operations or those of our competitors;
•	developments or disputes concerning our intellectual property or other proprietary rights;
•	announced or completed acquisitions of businesses or technologies by us or our competitors;
•	new laws or regulations or new interpretations of existing laws or regulations applicable to our business;
•	changes in accounting standards, policies, guidelines, interpretations or principles;
•	any significant change in our management; and
•	general economic conditions and slow or negative growth of our markets.

In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against these companies. This litigation, if instituted against us, could result in substantial costs and a diversion of our management’s attention and resources.

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Because we became public by means of a reverse merger we may not be able to attract the attention of brokerage firms.

Additional risks may exist since we became public through a “reverse merger.” Securities analysts of brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our Common Stock. No assurance can be given that brokerage firms will want to conduct any secondary offerings on our behalf in the future.

FINRA sales practice requirements may also limit your ability to buy and sell our Common Stock, which could depress the price of our shares.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may limit your ability to buy and sell our shares once publicly traded, have an adverse effect on the market for our shares, and thereby depress our share price.

Compliance with the reporting requirements of federal securities laws can be expensive.

We are a public reporting company in the United States, and accordingly, subject to the information and reporting requirements of the Exchange Act and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports and other required information with the SEC, furnishing audited reports to stockholders and preparing any registration statements from time to time, if any, are substantial.

Applicable regulatory requirements, including those contained in and issued under the Sarbanes-Oxley Act of 2002, may make it difficult for us to retain or attract qualified officers and directors, which could adversely affect the management of our business and our ability to obtain or retain listing of our Common Stock.

We may be unable to attract and retain those qualified officers, directors and members of board committees required to provide for effective management because of the rules and regulations that govern publicly held companies, including, but not limited to, certifications by principal executive officers. The enactment of the Sarbanes-Oxley Act has resulted in the issuance of a series of related rules and regulations and the strengthening of existing rules and regulations by the SEC, as well as the adoption of new and more stringent rules by the stock exchanges. The perceived increased personal risk associated with these changes may deter qualified individuals from accepting roles as directors and executive officers.

Further, some of these changes heighten the requirements for board or committee membership, particularly with respect to an individual’s independence from the corporation and level of experience in finance and accounting matters. While certain board and committee requirements may not apply to us as an OTC listed company, we intend to explore voluntarily complying with some of these requirements. We may have difficulty attracting and retaining directors with the requisite qualifications. If we are unable to attract and retain qualified officers and directors, the management of our business and our ability to obtain or retain listing of our shares of Common Stock on any stock exchange (assuming we elect to seek and are successful in obtaining such listing) could be adversely affected.

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We may have undisclosed liabilities and any such liabilities could harm our revenues, business, prospects, financial condition and results of operations.

Even though our pre-merger assets and liabilities were transferred in the divestiture of NDYN Delaware, Inc., we may be liable for any or all of such liabilities. Any such liabilities that survived the Merger and become applicable to us could harm our revenues, business, prospects, financial condition and results of operations upon our acceptance of responsibility for such liabilities.

The transfer of our membership interests in NDYN Delaware, Inc. and associated assets and liabilities could result in taxable income to us in an amount equal to the difference between the fair market value of the assets transferred and the pre-merger tax basis of the assets, if such a difference is deemed to exist. Any gain recognized, to the extent not offset by any net operating loss carryforward, if any, will be subject to federal income tax at regular corporate income tax rates.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Consequently, investors could lose confidence in our financial reporting and this may decrease the trading price of our stock.

We must maintain effective internal controls to provide reliable financial reports and detect fraud. We have been assessing our internal controls to identify areas that need improvement. We are in the process of implementing changes to internal controls, but have not yet completed implementing these changes. Failure to implement these changes to our internal controls or any others that it identifies as necessary to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the trading price of our stock.

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

•	actual or anticipated variations in our operating results;
•	announcements of developments by us or our competitors;
•	the timing of FDA approvals, the completion and/or results of our clinical trials;
•	regulatory actions regarding our products;
•	announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;
•	adoption of new accounting standards affecting our industry;
•	additions or departures of key personnel;
•	introduction of new products by us or our competitors;
•	sales of our Common Stock or other securities in the open market; and
•	other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against such a company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

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Investors may experience dilution of their ownership interests because of the future issuance of additional shares of our Common Stock.

In the future, we expect to issue additional authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders. We may also issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of our securities for capital raising purposes, or for other business purposes. The future issuance of any such additional shares of Common Stock may create downward pressure on the trading price of our Common Stock. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts at a price (or exercise prices) below the price at which shares of our Common Stock is currently quoted on the OTC Markets PINK.

Our Common Stock is controlled by insiders.

Our officers and directors beneficially own approximately 45% of our outstanding shares of Common Stock. Such concentrated control of our Common Stock may adversely affect the price of our Common Stock. Investors who acquire our Common Stock may have no effective voice in the management of our operations or in any matters submitted to the vote of the shareholders. Sales by our insiders or affiliates, along with any other market transactions, could affect the market price of our Common Stock.

We do not intend to pay dividends for the foreseeable future.

We have paid no dividends on our Common Stock to date and it is not anticipated that any dividends will be paid to holders of our Common Stock in the foreseeable future. While our future dividend policy will be based on the operating results and capital needs of our business, it is currently anticipated that any earnings will be retained to finance our future expansion and for the implementation of our business plan. As an investor, you should take note of the fact that a lack of a dividend can further affect the market value of our stock and could significantly affect the value of any investment.

Our certificate of incorporation allows for our board to create new series of preferred stock without further approval by our stockholders, which could adversely affect the rights of the holders of our Common Stock.

Our board of directors has the authority to issue shares of our preferred stock, with such relative rights and preferences as the board of directors may determine, without further stockholder approval. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation and the right to receive dividend payments before dividends are distributed to the holders of Common Stock. In addition, our board of directors could authorize the issuance of a series of preferred stock that has greater voting power than our Common Stock or that is convertible into our Common Stock, which could decrease the relative voting power of our Common Stock or result in dilution to our existing stockholders.

In addition, we are governed by the provisions of Section 203 of the Delaware General Corporation Law, or DGCL, which may, unless certain criteria are met, prohibit large stockholders, in particular those owning 15% or more of the voting rights on our Company Common Stock, from merging or combining with us for a prescribed period of time.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with Coeptis’ historical financial statements and the related notes. This Management’s Discussion and analysis contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this Current Report. Our actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. We do not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Current Report.

As the result of the Merger and the change in our business and operations from a shell company to a biotechnology company, a discussion of the past financial results of Predecessor is not pertinent, and the financial results of Coeptis, the accounting acquirer, are considered our financial results on a historical and going-forward basis.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The discussion and analysis of our financial condition and results of operations are based on Coeptis’ financial statements, which Coeptis has prepared in accordance with U.S. generally accepted accounting principles. The preparation of these financial statements requires Coeptis to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported revenues and expenses during the reporting periods. On an ongoing basis, Coeptis evaluates such estimates and judgments, including those described in greater detail below. Coeptis bases its estimates on historical experience and on various other factors that Coeptis believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Critical Accounting Policies

Our financial statements, which appear at Item 9.01(a) of this Current Report, have been prepared in accordance with accounting principles generally accepted in the United States, which require that we make certain assumptions and estimates and, in connection therewith, adopt certain accounting policies. Our significant accounting policies are set forth in Note 1 to our financial statements. Of those policies, we believe that the policies discussed below may involve a higher degree of judgment and may be more critical to an accurate reflection of our financial condition and results of operations.

Revenue Recognition

The Company derived its revenues primarily from consulting services. Revenues are recognized when services are provided to its customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those services. Sales and other taxes the Company collects concurrent with revenue-producing activities are excluded from revenue. Incidental items that are immaterial in the context of the contract are recognized as expense.

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Allowance for Doubtful Accounts

Our accounts receivable balance, net of allowance for doubtful accounts was negligible as of September 30, 2020 and 2019. The Company did not record allowance for doubtful accounts during the period of comparison. After the Company begins generating revenue, the allowance for doubtful accounts will henceforth be based on our assessment of the experience, credit quality, age of the accounts receivable balances, and current economic conditions that may affect a customer’s ability to pay.

Valuation of Stock-Based Compensation

Stock-based compensation expense consists of expenses for the granting of shares, stock options and issuance of warrants periodically by the company. Stock-based compensation cost is measured at each grant date, based on the fair value of the award using the Black Scholes Merton option pricing model (“Black Scholes”) when third party valuation is not available and are recognized as an operating expense on the straight-line basis over the vesting period, if applicable. Any unvested shares are re-measured at the end of each reporting period and adjusted accordingly, if material. All of the Company’s stock-based compensation will be accounted for as an equity instrument. Although we have not issued an stock-based compensation as of the date of this Current Report, management expects that stock-based compensation expense will be implemented in the near term and will be utilized, including in connection with the attraction and retention of qualified personnel.

Results of Operations

Overview

Coeptis was organized in Delaware in 2018. Activities since Coeptis’ inception have been devoted primarily to scientific product development, raising capital, and building infrastructure. Coeptis did not, as of this date, realize revenues from its planned principal operations. Accordingly, the Company is considered to be in the development stage.

Comparison of the nine months ended September 30, 2020 and September 30, 2019

Revenues

No material revenues were recorded in the nine months ended September 30, 2020, as compared to $17,213 for the nine months ended September 30, 2019. The Company’s activities primarily include product development, raising capital, and building infrastructure. Management does not expect the Company to generate any revenue for at least the next two years, during which time drug development will continue toward the goal of commercializing, through a partnership or otherwise, one or more of the Company’s target products.

Operating Expenses

Overview

Operating and Administrative expenses increased from $1,867,397 in the nine months ended September 30, 2019 to $2,136,848 in the nine months ended September 30, 2020. The increase is mainly due to higher regulatory, pharmacovigilance, and marketing expenses related to the U.S launch of Consensi®.

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Research and Development Expenses

Research and development expenses decreased from $440,856 in the nine months ended September 30, 2019 to $6,905 in the nine months ended September 30, 2020. This decrease reflects the focus of the company on the commercialization of Consensi® in 2020, with minimal financial ability to continue its development projects.

General and Administrative Expenses

For the nine months ended September 30, 2019 and 2020, general and administrative expenses are included in operating and administrative expenses. All costs incurred can be attributed to the planned principal operations of product development, raising capital, and building infrastructure. Management may separate out G&A expenses in 2021 and 2022, especially if new personnel are hired consistent with the Company’s financial regulatory and filings obligations as a publicly-traded entity.

Interest Expense

Interest expense was negligible for the nine months ended September 30, 2019 and September 30, 2020. Management expects that in 2021 and thereafter, interest expense will increase, as it may take on debt from insiders or independent third parties to fund operations either while awaiting receipt of the proceeds of equity capital financings or as a stand-alone strategy in addition to raising capital through equity capital financings.

Financial Resources and Liquidity

The Company had limited financial resources during both the nine months ended September 30, 2019 and the nine months ended September 30, 2020. Cash and cash equivalents of just $43,982 on September 30, 2019 and $470,075 on September 30, 2020 was not sufficient working capital to fund the planned operations. Moreover, the Company’s sparse needs for an operating structure exceeded its ability to fund operations beyond the minimal corporate structure kept in place during both of these time periods, sufficient to keep full focus on all product development targets and to stay current with all of the Company’s scientist consultants, legal counsel, and accountants. As a result, the Company borrowed funds from its two of Coeptis’ former shareholders in the aggregate amount of $1 million by September 30, 2020 (which amounts were subsequently converted into equity and are no longer outstanding debt obligations of the Company), and even after deploying these funds, had accumulated an A/P balance of $1,917,357 by September 30, 2020.

Comparison of the years ended December 31, 2019 and December 31, 2018

Revenues

Revenues in the amount of $724,092 were recorded for the year ended December 31, 2019, as compared to $424,746 for the year ended December 31, 2018. The Company’s activities primarily include product development, raising capital, and building infrastructure. Management does not expect the Company to generate any revenue for at least the next two years, during which time drug development will continue toward the goal of commercializing, through a partnership or otherwise, one or more of the Company’s target products.

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Operating Expenses

Overview

Operating and Administrative expenses increased from $741,125 for the year ended December 31, 2018 to $3,026,821 for the year ended December 31, 2019. The increase was a result of costs related to licensing Consensi® for the U.S. market, including the annual PDUFA (Prescription Drug User Fee Act) fee, regulatory consulting, and marketing expenses.

Research and Development Expenses

Research and development expenses decreased from $1,378,271 for the year ended December 31, 2018 to $440,856 for the year ended December 31, 2019. The Company licensed Consensi® for the U.S. market and shifted focus to activities needed for expediting commercialization, including regulatory operations, pharmacovigilance, and marketing. The product was FDA-approved in May 2018, but had several outstanding manufacturing, compliance, and supply chain requirements, which had to be completed prior to launch.

General and Administrative Expenses

For the years ended December 31, 2018 and 2019, general and administrative expenses are included in operating and administrative expenses. All costs incurred can be attributed to the planned principal operations of product development, raising capital, and building infrastructure. Management may separate out G&A expenses in 2021 and 2022, especially if new personnel are hired consistent with the Company’s financial regulatory and filings obligations as a publicly-traded entity.

Interest Expense

Interest expense was negligible for the years ended December 31, 2018 and December 31, 2019. Management expects that in 2021 and thereafter, interest expense will increase, as it may take on debt from insiders or independent third parties to fund operations either while awaiting receipt of the proceeds of equity capital financings or as a stand-alone strategy in addition to raising capital through equity capital financings.

Financial Resources and Liquidity

The Company had limited financial resources during both the year ended December 31, 2018 and the year ended December 31, 2019. Cash and cash equivalents of $1,204,685 at December 31, 2018 and $445,088 at December 31, 2019 was not sufficient working capital to give the Company the flexibility to fund the planned operations. The Company’s sparse needs for an operating structure exceeded its ability to fund operations beyond the minimal corporate structure kept in place during both of these years, sufficient to keep some benchtop drug mechanism testing going, but not sufficient to stay current with all of the Company’s scientist consultants, legal counsel, and accountants. As a result, the Company borrowed funds from its two of Coeptis’ former shareholders in the aggregate amount of $955,500 through December 31, 2018 (which amounts were converted into equity). Management believes that the Company will have significantly more working capital during 2021-2022, due to the anticipated proceeds of one or more equity financings.

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Description of Property

We rent office space in Wexford, Pennsylvania for $3,750 per month. Our current lease ends on May 31, 2022. These facilities are adequate for our current needs.

SECURITY OWNERSHIP OF CERTAIN STOCKHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned on February 12, 2021, immediately following the closing the Merger, for (i) each stockholder known to be the beneficial owner of more than 5% of our outstanding Company Common Stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group, on a pro forma basis to reflect the transactions contemplated by the Merger Agreement. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days, through the exercise of a warrant or stock option, conversion of a convertible security or otherwise. The table assumes (i) a total of 37,294,840 shares of our common stock outstanding as of February 12, 2021, on an as-converted-to-Common Stock basis, accounting for the shares issuable upon conversion of the Series B Preferred Stock and the shares of our Company Common Stock issued in the Merger and (ii) that all shares that may be subject to appraisal rights have been issued to those persons eligible to receive such shares. All numbers in the footnotes give effect to the closing of the Merger and the other transactions contemplated to close in connection therewith. Unless otherwise noted below the address of each person identified is c/o Vinings Holdings, Inc., 105 Bradford Rd, Suite 420, Wexford, Pennsylvania 15090.

Name and address of Beneficial Owner	amount of Beneficial Ownership		Percent of Beneficial Ownership
David Mehalick(1)	11,000,000	(2)	29.5%
Daniel Yerace(1)	3,000,000		8.1%
Christine Sheehy(1)	3,000,000		8.1%
Michael Handley(1)	0		0%
Lisa Pharma LLC	4,250,000		11.4%
Lena Pharma LLC	4,250,000		11.4%
All directors and executive officers as a group (4 persons) (3)	17,000,000		45.6%

__________________________

(1)	Executive officer and/or director.
(2)	Includes 8,000,000 shares of Company Common Stock issuable upon conversion of the 8,000 shares of Series B Preferred Stock held by Mr. Mehalick.
(3)	Includes 8,000,000 shares of Company Common Stock issuable upon conversion of the Series B Preferred Stock.

Changes in Control

We are not aware of any arrangements or a party to arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change of control.

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DIRECTORS AND EXECUTIVE OFFICERS

The following persons are our executive officers, non-executive officers and directors and hold the positions set forth opposite their name.

Name	Age	Position(s)
David Mehalick	52	Chairman of the Board of Directors, CEO and President

Christine Sheehy	53	Director, Chief Financial Officer and Secretary

Daniel Yerace	38	Director, Vice President of Operations

Michael Handley	49	Director

Dave Mehalick – Director, President and Chief Executive Officer: : Mr. Mehalick is a successful executive with a career spanning over 30 years across a variety of industries including life sciences, technology, financial services, military contracting, entertainment, and consumer products. His career has allowed him deep immersion into all facets of executive management notably mergers and acquisitions, corporate finance, C- Suite management, product development and licensing, partnerships, product commercialization, and corporate communications. Mr. Mehalick has assisted and managed several organizations towards successful investor monetization across all aspects of company evolution resulting in billions of dollars in transactions and financings. Currently, Mr. Mehalick is our Chairman, Chief Executive Officer and President, and one of our co-founders. He has been involved in several companies in a variety of positions and functions prior to Coeptis spanning many different industries. Mr. Mehalick began his career in the financial services industry in the wealth management area before transitioning to investment banking in the early 2000’s. He held positions of Vice President and Senior Vice President at multiple firms notably First Union Capital Markets, Gruntal and Co. and Ferris Baker Watts. He then began working earnestly with companies to assist them in all aspects of growth. He was a founding partner in American Defense Systems, a military contractor designing lightweight antiballistic armor and hardening systems for transportation and solid structures. After procuring several military contracts, the company grew revenues to a point that they became public on the AMEX stock exchange. Throughout his career Mr. Mehalick was involved in numerous similar situations either in a management or consultant role to allow strong returns for shareholders via acquisitions or public strategies.

Christine Sheehy – Director, Chief Financial Officer and Secretary: Christine Sheehy is a pharmaceutical business leader with over 25 years of experience, including globally commercializing drug products and working in development of targeted therapeutics including cell and gene therapies. Ms. Sheehy was Senior Vice-President of Operations for Kadmon Pharmaceuticals, leading the global supply chain, distribution, and IT organizations. She was a founding employee of start-up pharmaceutical company Three Rivers Pharmaceuticals, which was acquired by Kadmon Pharmaceuticals in 2010. During that time, she launched branded and generic products in the U.S., leading the operational business. Globally, Ms. Sheehy has executed international supply and distribution partnerships in Europe and Asia. Prior to Three Rivers Pharmaceuticals, Ms. Sheehy held various roles ranging from business and finance consulting to financial management. Strategically minded, with a strong ability to understand all aspects of the business, her leadership skills have been developed by working substantially in start-ups and early-stage companies. Additionally, over the past 15 years Ms. Sheehy has held board of director and advisory positions for multiple industry organizations, and she holds a bachelor’s degree in accounting from Penn State University.

Daniel Yerace – Director and Vice President of Operations: Dan Yerace is a co-founder of Coeptis Pharmaceuticals and serves as the Vice President of Operations. Mr. Yerace has over ten years of experience in the pharmaceutical industry and is a key strategist responsible for supply chain management, business development, portfolio management, and corporate strategy. Mr. Yerace has broad operational experience and has held leadership positions in procurement, global supply chain management, operations, and business development for small private firms and fortune 500 multi-national corporations. Prior to joining Coeptis, Mr. Yerace served as Senior Director of Global Supply Chain and Commercial Business Development for Kadmon Pharmaceuticals. Mr. Yerace holds a bachelor’s degree in economics, and a masters of business administration from Waynesburg University.

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Michael Handley - Director: Michael Handley serves as a Director and member of the Company’s Board of Directors. Mr. Handley is a successful life science business professional with over 23 years of cross-functional experience in drug/device commercialization, operations, mergers/acquisitions, regulatory/clinical affairs, venture formation/financing, market development and partnering/licensing. Mr. Handley has successfully assisted or led in the global commercialization of seventeen devices or drugs that account for over three billion dollars of sales annually. He has experience successfully leading management teams in a variety of capacities in high growth organizations and has secured millions of dollars in venture capital. Currently, Mr. Handley is serving as Chief Executive Officer & Director of Cytocom, Inc., a clinical-stage biopharmaceutical company developing novel small molecule immunotherapies targeting autoimmune, inflammatory, infectious diseases and cancers. Prior to Cytocom, Mr. Handley was the CEO and Director of Armis Biopharma (aka CHD Biosciences), a multi-product development-stage healthcare company that has created a technology platform for the prevention and treatment of topical infectious disease. In his role with Armis, Mr. Handley was responsible for day-to-day operations, executing a profitable growth strategy, obtaining global product approvals, overseeing intellectual property strategy, product commercialization, business development and financing. Prior to his work at Armis, Mr. Handley served in senior management roles at multiple life science companies. Specifically, Mr. Handley was one of the founders and on the management team of Vessix Vascular, Inc. in Laguna Hills California from 2011 to 2012. As a result of his work at Vessix Vascular the company was acquired for $435M by Boston Scientific. Before his time at Vessix Vascular, Mr. Handley was Global Head of Regulatory at Acclarent (that was acquired by Johnson & Johnson) from 2010 – 2011 and assisted in the integration of the $785M acquisition of Acclarent and their five product lines and driving the global revenue growth of the Ethicon franchise for ENT products. Prior to working with Acclarent/J&J, Mr. Handley was the Global Vice President of Regulatory Affairs and Chief Compliance Officer at Spectranetics Corporation, a NASDAQ listed (SPNC) medical device company specializing in laser treatments of blocked arteries and removal of pacemaker leads from 2007 to 2010. Before his time at Spectranetics, Mr. Handley was the CEO and Vice President of Business development, Quality and Regulatory at a privately funded biosciences technology company, Accelapure Corporation, from 2005 – 2007. Mr. Handley expanded his executive skill set as a Senior Management Consultant in the healthcare field at Pittiglio Rabin Todd & McGrath (PRTM) (now PricewaterhouseCoopers) from 2004-2005. As a Senior Principal at PRTM, Mr. Handley assisted Genentech in the successful launch of Avastin (a multi-billion dollar bio-oncology drug) and Tarceva (a multi-million dollar cancer small molecule drug) and assisted in the successful commercial launch for these drug franchises.

Consultants and Advisors

Coeptis has several fee-for-service consultancy arrangements with highly qualified firms and individuals who provide consulting services in the areas of regulatory affairs, quality assurance, chemistry, manufacturing and control (CMC), and clinical/medical affairs. We don’t anticipate the expenses related to these agreements to be material to the Company, and any cost to be incurred in the future will be on a case-by-case basis as determined by us prior to the provision of any services under such contracts. Each of these consulting arrangements are terminable at any time by the Company without penalty.

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by our stockholders or us to become directors or executive officers.

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Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time; except that in 2019, a private limited liability company with which Mr. Mehalick had previously held an executive officer position, but from which had had previously resigned and then returned as interim CEO, filed for bankruptcy protection;

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors and Corporate Governance

Our Board of Directors currently is authorized to consist of four members. On the Closing of the Merger, Erik Nelson, the sole member of the Board of Directors of Predecessor, appointed four additional members who were designated as directors by the former stockholders of Coeptis, and Mr. Nelson then resigned as a member of our Board of Directors.

Board Independence and Committees

We are not currently listed on any national securities exchange or in an inter-dealer quotation system that has a requirement that the Board of Directors be independent. However, in evaluating the independence of our members and the composition of the committees of our Board of Directors, our Board utilizes the definition of “independence” as that term is defined by applicable listing standards of the Nasdaq Stock Market and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act.

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Our Board of Directors expects to continue to evaluate its independence standards and whether and to what extent the composition of the Board and its committees meets those standards. We ultimately intend to appoint such persons to our Board and committees of our Board as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange. Therefore, we intend that prior to any listing, if ever, on a national securities exchange a majority of our directors will be independent directors of which at least one director will qualify as an “audit committee financial expert,” within the meaning of Item 407(d)(5) of Regulation S-K, as promulgated by the SEC.

Additionally, our Board of Directors is expected to appoint an audit committee and adopt an applicable charter in 2021. Our Board of Directors is also expected to analyze the need for and timing for appointing a governance committee and compensation committee, and if and when appointed will also adopt charters relative to each such committee.

We believe that none of our current Directors qualify as an “independent” director as that term is defined by the Nasdaq Stock Market, Inc. Marketplace Rules.

Code of Ethics

We have not adopted a written code of ethics. We intend to adopt a written code of ethics in the future.

Indemnification Agreements

We intend to enter into indemnification agreements with each of our directors and executive officers. We expect the indemnification agreement to provide, among other things, that we will indemnify and hold harmless each person subject to an indemnification agreement (each, an “Indemnified Party”) to the fullest extent permitted by applicable law from and against all losses, costs, liabilities, judgments, penalties, fines, expenses and other matters that may result or arise in connection with such Indemnified Party serving in his or her capacity as a director of ours or serving at our direction as a director, officer, employee, fiduciary or agent of another entity. We expect the indemnification agreement to further provide that, upon an Indemnified Party’s request, we will advance expenses to the Indemnified Party to the fullest extent permitted by applicable law. Pursuant to the indemnification agreement, we will intend that an Indemnified Party is presumed to be entitled to indemnification and we have the burden of proving otherwise. We also intend to secure and maintain in full force and effect directors’ liability insurance. If indemnification under an indemnification agreement is unavailable to an Indemnified Party for any reason, we, in lieu of indemnifying the Indemnified Party, will contribute to any amounts incurred by the Indemnified Party in connection with any claim relating to an indemnifiable event in such proportion as is deemed fair and reasonable in light of all of the circumstances to reflect the relative benefits received or relative fault of the parties in connection with such event.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Scientific and Clinical Advisory Board

We do not currently have a scientific and advisory board. We intend to establish in the future such a board through the enlistment and support of highly qualified and well-respected experts and advisors who bring a wealth of academic as well as clinical expertise to us.

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EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers and for fiscal year ended December 31, 2019 and 2020.

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Deferred Compensation ($)	All Other Compensation ($)	Total Compensation ($)
David Mehalick	2020	148,500	0	0	0	0	0	$(1)	148,500
Chairman, CEO and Pres.	2019	147,050	0	0	0	0	0	0	147,050

Daniel Yerace	2020	131,593	0	0	0	0	0	0	131,593
Vice President of Operations	2019	132,964	0	0	0	0	0	0	132,964

Christine Sheehy	2020	62,307	0	0	0	0	0	0	62,307
Chief Financial Officer	2019	61,892	0	0	0	0	0	0	61,892

_______________________

(1)	Mr. Mehalick received standard healthcare benefits.

Employment Arrangements with Officers and Directors

We do not currently have employment agreements with any of our officers and directors. We intend to enter into agreements with our executive officers in the first half of 2021.

Outstanding Equity Awards at Fiscal Year End

The Company had no outstanding options as at December 31, 2019 or December 31, 2020.

Employee, Director and Consultant Stock Plan

General

The Company does not currently have an equity incentive plan in place but intends to put one in place in 2021.

Option Grants and Stock Awards

There are currently no stock options outstanding.

2019 and 2020 Director Compensation

No compensation was earned or paid to any non-employee director for service as a director during 2019 or 2020.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Predecessor Shareholders

Divestiture

Prior to the closing of the Merger we had a 100% ownership interest in NDYN Delaware, Inc. In December 2020, prior to the Closing of the Merger, we divested our 100% ownership interest NDYN Delaware, LLC to Sterling Acquisition I, LLC, an entity controlled by our Predecessor’s board member Erik Nelson. The divestiture was accomplished through the sale of all of our share ownership of NDYN Delaware, Inc. pursuant to a Divestiture Agreement, a copy of which is attached as Exhibit 10.1 to our Current Report on Form 8-K that was filed by our Predecessor on December 31, 2020.

Predecessor Promissory Notes

Through the period ended January 31, 2021, Coral Investment Partners, an entity 100% controlled by Erik Nelson, had extended the Company $45,000 in demand loans at an interest rate of 18%. Erik Nelson is the Predecessor’s Chief Executive Officer as well as Predecessor’s only Director. As of January 31, 2021, $6,835 in interest had accrued on this demand loan, which loan is being repaid in full in connection with the closing of the Merger.

Predecessor Series B Preferred Stock and Predecessor Common Stock

On February 12, 2021, (i) David Mehalick purchased 8,000 shares of Series B Preferred Stock from Coral Investment Partners, LP for an aggregate purchase price of $1,000 and (ii) we repurchased 328,000 shares of our Common Stock from Coral Partners, LP for an aggregate purchase price of $247,164.95 and retired such shares of Common Stock.

DESCRIPTION OF CAPITAL STOCK

Authorized Capital Stock

On February 12, 2021, (i) David Mehalick purchased 8,000 shares of Series B Preferred Stock from Coral Investment Partners, LP for an aggregate purchase price of $1,000 and (ii) we repurchased 328,800 shares of our Common Stock from Coral Partners, LP for an aggregate purchase price of $247,164.95 and retired such shares of Common Stock.

Issued and Outstanding Capital Stock

After giving effect to the Merger, our issued and outstanding securities on the closing of the Merger is as follows:

•	29,324,840 shares of Company Common Stock;
•	8,000 shares of Series B Preferred Stock; and
•	Predecessor Warrants to purchase 1,000,000 shares of Company Common Stock at an average exercise price of approximately $3.50.

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Description of Common Stock

The holders of Company Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of Company Common Stock (including the Company Common Stock underlying the Series B Preferred Stock) that are present in person or represented by proxy. Except as otherwise provided by law, amendments to our Certificate of Incorporation generally must be approved by a majority of the votes entitled to be cast by all outstanding shares of Common Stock (including the Company Common Stock underlying the Series B Preferred Stock). The Certificate of Incorporation does not provide for cumulative voting in the election of directors. The Company Common Stock holders will be entitled to such cash dividends as may be declared from time to time by the Board from funds available. Holders of our Company Common Stock have no preemptive rights to purchase shares of our Company Common Stock. The issued and outstanding shares of our Company Common Stock are not subject to any redemption provisions and are not convertible into any other shares of our capital stock. Upon our liquidation, dissolution or winding up, the holders of our Company Common Stock (including the Company Common Stock underlying the Series B Preferred Stock) will be entitled to receive pro rata all assets available for distribution to such holders.

Description of Preferred Stock

Pursuant to our Amended and Restated Certificate of Incorporation, we are authorized to issue up to 10,000,000 shares of “blank check” preferred stock, which may be issued from time to time in one or more series upon authorization by the company’s board of directors. The board of directors, without further approval of the stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences, and any other rights, preferences, privileges and restrictions applicable to each series of preferred stock.

Series A Preferred Stock

As of April 30, 2019, the Series A Preferred Stock had been retired to treasury. There are no shares of Series A Preferred outstanding, and we have no intention of issuing any Series A Preferred Stock in the near future. The following summary is based on the Certificate of Designation, Preferences and Rights of the Series A Preferred Stock. The summary is qualified in its entirety by refence to the Certificate of Designation, Preferences and Rights of the Series A Preferred Stock that is included as Exhibit 4.1 to the Company’s Form 10 that was filed with the SEC on August 11, 2020.

The Series A Preferred Stock has no liquidation preference over any other class of stock. Except as otherwise required by law, holders of Series A Preferred Stock have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock or any other class or series of preferred stock) for the taking of any corporate action. The series A Preferred is convertible at the option of the holder for a period of time from the date of issuance, each holder of shares of Series A Preferred Stock may, at any time and from time to time, provided that the holders of the Series A Preferred Stock are limited to conversion ownership of 9.99% of the Company Common Stock. For a period of 18 months after the Preferred is convertible, the conversion price of the Series A Preferred is subject to adjustment to prevent dilution in the event that the Company issues additional shares at a purchase price less than the applicable conversion price. The conversion price is subject to adjustment on a weighted basis that takes into account issuances of additional shares.

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Series B Convertible Preferred Stock

The Company has designated 2,000,000 shares of Series B Convertible Preferred Stock with a par value of $0.0001 per share. The summary is qualified in its entirety by refence to the Certificate of Designation, Preferences and Rights of the Series B Preferred Stock that is included as Exhibit 4.2 to the Company’s Form 10 that was filed with the SEC on August 11, 2020.

Initially, there will be no dividends due or payable on the Series B Preferred Stock. Any future terms with respect to dividends shall be determined by the Board consistent with the Company’s Certificate of Incorporation. Any and all such future terms concerning dividends shall be reflected in an amendment to this Certificate, which the Board shall promptly file or cause to be filed. All shares of the Series B Preferred Stock shall rank (i) senior to the Company Common Stock and any other class or series of capital stock of the Company hereafter created, (ii) pari passu with any class or series of capital stock of the Company hereafter created and specifically ranking, by its terms, on par with the Series B Preferred Stock and (iii) junior to any class or series of capital stock of the Company hereafter created specifically ranking, by its terms, senior to the Series B Preferred Stock, in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. The Series B Preferred shall have no liquidation preference over any other class of stock. Each holder of outstanding shares of Series B Preferred Stock shall be entitled to the number of votes equal to equal to one thousand (1,000) shares of Company Common Shares for each share of Series B Preferred Stock. Except as provided by law, or by the provisions establishing any other series of Preferred Stock, holders of Series B Preferred Stock and of any other outstanding series of Preferred Stock shall vote on an as-converted basis together with the holders of Common Stock as a single class. Each holder of shares of Series B Preferred Stock may, at any time and from time to time, convert (an “Optional Conversion”) each of its shares of Series B Preferred Stock into a 1,000 of fully paid and nonassessable shares of Company Common Stock; provided, however, that any Optional Conversion must involve the issuance of at least 100 shares of Company Common Stock. In the event of a reverse split, the conversion ratio shall not be changed. However, in the event a forward split shall occur then the conversion ratio shall be modified to be increased by the same ratio as the forward split.

Description of Predecessor Warrants

After the consummation of the Merger, there remained Predecessor Warrants outstanding to purchase up to 1,000,000 shares of Company Common Stock held by Coral Investment Partners, LP. (an entity 100% controlled by Erik Nelson, our Predecessor’s sole officer and director). Each Predecessor Warrant entitles the holder to purchase one share of Common Stock at an average purchase price of $3.50 (there are Predecessor Warrants for 500,000 shares at a price of $2.00 per share and Predecessor Warrants for 500,000 shares at a price of $5.00 per share) during the three (3) year period commencing on its date of issuance (resulting in an expiration date of November 30, 2023 for all Predecessor Warrants).

The Predecessor Warrants, at the option of the holder, may be exercised by cash payment of the exercise price to us. The Predecessor Warrants may also be exercised under certain circumstances on a cashless basis.

The exercise price and the number of warrant shares purchasable upon the exercise of the Predecessor Warrants are subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, combinations and reclassifications of our capital stock. Additionally, an adjustment would be made in the case of an amalgamation, consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving corporation) or sale of all or substantially all of the assets of the Company. We must communicate any such event to the holder(s) of the Predecessor Warrants in order to enable them to receive the kind and number of shares of stock or other securities or property receivable in such event by a holder of the number of shares Company Common Stock that the holder may be entitled to purchase upon the exercise of the Predecessor Warrants.

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The Predecessor Warrants contain a provision limiting the number of shares of Common Stock that may be acquired upon exercise to the extent necessary to insure that, after giving effect to such exercise, the number of shares of Company Common Stock then beneficially owned by the holder of the Predecessor Warrants and its affiliates and certain other persons does not exceed 9.99% of the total number of shares of Company Common Stock of the Company issued and outstanding immediately after giving effect to such exercise.

No fractional shares will be issued upon exercise of the Predecessor Warrants. If, upon exercise of the Predecessor Warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, either make a cash payment to the Predecessor Warrant holder with respect to such fractional interest or round the interest up to the net whole share.

This summary is qualified in its entirety by reference to the Predecessor Warrants, which were included at Exhibits 4.2 and 4.3 to the Company’s Current Report on Form 8-K as filed with the SEC on December 4, 2020.

Anti-Takeover Effects of Provisions of Delaware State Law

Anti-takeover provisions in our Certificate of Incorporation and Delaware law could make an acquisition more difficult and could prevent attempts by our stockholders to remove or replace current management.

Anti-takeover provisions of Delaware law and in our Certificate of Incorporation and our bylaws may discourage, delay or prevent a change in control of our company, even if a change in control would be beneficial to our stockholders. In addition, these provisions may frustrate or prevent any attempts by our stockholders to replace or remove our current management by making it more difficult for stockholders to replace members of our board of directors. In particular, under our Certificate of Incorporation our board of directors may issue up to 10,000,000 shares of preferred stock with rights and privileges that might be senior to our common stock, without the consent of the holders of the common stock. Moreover, without any further vote or action on the part of the stockholders, the board of directors would have the authority to determine the price, rights, preferences, privileges, and restrictions of the preferred stock. This preferred stock, if it is ever issued, may have preference over, and harm the rights of, the holders of common stock. Although the issuance of this preferred stock would provide us with flexibility in connection with possible acquisitions and other corporate purposes, this issuance may make it more difficult for a third party to acquire a majority of our outstanding voting stock. Similarly, our authorized but unissued common stock is available for future issuance without stockholder approval.

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MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our Company Common Stock is currently available for trading in the over-the-counter market and is quoted on the OTC Markets PINK under the symbol “NDYN.” As of the Closing Date, there was a limited bid history for the Common Stock, because the Common Stock trades on a sporadic basis, if at all.

Trades in our Common Stock may be subject to Rule 15g-9 of the Exchange Act, which imposes requirements on broker/dealers who sell securities subject to the rule to persons other than established customers and accredited investors. For transactions covered by the rule, broker/dealers must make a special suitability determination for purchasers of the securities and receive the purchaser’s written agreement to the transaction before the sale.

The SEC also has rules that regulate broker/dealer practices in connection with transactions in “penny stocks.” Penny stocks generally are equity securities with a price of less than $5.00 (other than securities listed on certain national exchanges, provided that the current price and volume information with respect to transactions in that security is provided by the applicable exchange or system). The penny stock rules require a broker/dealer, before effecting a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the SEC that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker/dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker/dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker/dealer and salesperson compensation information, must be given to the customer orally or in writing before effecting the transaction, and must be given to the customer in writing before or with the customer’s confirmation. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for shares of our Common Stock. As a result of these rules, investors may find it difficult to sell their shares.

Holders

As of the date of this filing, there are approximately 400 record holders of our Company Common Stock.

Dividend Policy

We have never declared or paid dividends. We do not intend to pay cash dividends on our Company Common Stock for the foreseeable future, but currently intend to retain any future earnings to fund the development and growth of our business. The payment of dividends if any, on our Company Common Stock will rest solely within the discretion of our board of directors and will depend, among other things, upon our earnings, capital requirements, financial condition, and other relevant factors.

Transfer Agent

West Coast Stock Transfer, Inc. is the transfer agent for our Common Stock.

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LEGAL PROCEEDINGS

From time to time, the Company may be named in claims arising in the ordinary course of business. Currently, no legal proceedings or claims are pending against or involve the Company that, in the opinion of management, could reasonably be expected to have a material adverse effect on our business and financial condition.

RECENT SALES OF UNREGISTERED SECURITIES

In 2021, Coeptis sold a total of 2,436,500 shares of its common stock at a price of $1.00 per share.

In 2020, Coeptis sold a total of 1,835,000 shares of its common stock at a price of $.50 per share.

The transactions described above were exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D thereunder.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Under Section 145 of the General Corporation Law of the State of Delaware, we may indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act. Our Certificate of Incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders. This provision does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders for acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

Our bylaws provide for the indemnification of its directors to the fullest extent permitted by the Delaware General Corporation Law.

We have been advised that in the opinion of the SEC, insofar as indemnification for liabilities arising under the Securities Act may be permitted to its directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event a claim for indemnification against such liabilities (other than the our payment of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

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PART F/S

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which disclosure is incorporated herein by reference.

INDEX TO EXHIBITS

See Item 9.01(c) below, which is incorporated by reference herein.

DESCRIPTION OF EXHIBITS

See Exhibit Index below and the corresponding exhibits, which are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 to this Current Report is incorporated into this item by reference.

Item 5.01.	Changes in Control of the Registrant.

As a result of the Merger, we experienced a change in control, with the former stockholders of Coeptis acquiring control of us. The disclosure set forth in Item 2.01 to this Current Report is incorporated into this item by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 to this Current Report is incorporated into this item by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2021, concurrent with the Merger, we adopted the fiscal year end of our Coeptis subsidiary, thereby changing our fiscal year end from February 28 to December 31. The audited financial statements for the new fiscal year will be reflected in our Form 10-KT for the year ending December 31, 2020.

Item 5.06.	Change in Shell Company Status.

The disclosure set forth in Item 2.01 to this Current Report is incorporated into this item by reference. As a result of the completion of the Merger, we believe that we are no longer a shell company, as defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act.

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Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of business acquired

In accordance with Item 9.01(a), Coeptis’ unaudited financial statements as of September 30, 2019 and 2020 and audited financial statements for the years ended December 31, 2019 and 2018 are included with this Current Report as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro forma financial information

In accordance with Item 9.01(b), unaudited pro-forma consolidated financial statements are included with this Current Report as Exhibit 99.2 and are incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of December 31, 2019, by and among Vinings Holdings, Inc. a Delaware corporation, Coeptis Acquisition Corp., a Delaware corporation and Coeptis Pharmaceuticals, Inc., a Delaware corporation (incorporated by reference from Exhibit 2.1 to Vinings Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on January 4, 2021)
2.2	Amendment No. 1 and Modification to Agreement and Plan of Merger*
2.3	Certificate of Merger as filed with the Delaware Secretary of State effective February 12, 2021*
3.1	Certificate of Incorporation of Vinings Holdings, Inc. (incorporated by reference from Exhibit 3(i).18 to Vinings Holdings, Inc.’s Form 10, as filed with the SEC on August 12, 2020)
3.2	Certificate of Incorporation of Coeptis Pharmaceuticals, Inc., as filed with the Secretary of State of the State of Delaware on October 16, 2018*
3.4	Bylaws of Vinings Holdings, Inc. (incorporated by reference from Exhibit 3(i).22 to Vinings Holdings, Inc.’s report on Form 10, as filed with the SEC on August 12, 2020)
3.5	Bylaws of Coeptis Pharmaceuticals, Inc.*
4.1	Certificate of Designation, Preferences and Rights of Series A Preferred Stock (incorporated by reference from Exhibit 4.1 to Vinings Holdings, Inc.’s Form 10, as filed with the SEC on August 12, 2020)
4.2	Certificate of Designation, Preferences and Rights of Series A Preferred Stock (incorporated by reference from Exhibit 4.2 to Vinings Holdings, Inc.’s Form 10, as filed with the SEC on August 12, 2020)
4.3	Form of Predecessor A Warrant (incorporated by reference from Exhibit 4.2 to Vinings Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on December 7, 2020)
4.4	Form of Predecessor B Warrant (incorporated by reference from Exhibit 4.3 to Vinings Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on December 7, 2020)
10.1	Indemnity Agreement, effective February 12, 2021, among Vinings Holdings, Inc., and Sterling Acquisition I, LLC as indemnitor*
10.2	Divestiture Agreement, effective December 23, 2020, among Vinings Holdings, Inc. and Sterling Acquisition I, LLC regarding NDYN Delaware, Inc. (incorporated by reference from Exhibit 10.1 to Vinings Holdings, Inc.’s Current Report on Form 8-K, as filed with the SEC on December 31, 2020)
21.1	Subsidiaries of Vinings Holdings, Inc.*
23.1	Consent of Independent Registered Public Accounting Firm*
99.1	Audited financial statements of Coeptis Pharmaceuticals, Inc. as of and for the years ended December 31, 2019 and 2018 and unaudited financial statements of Coeptis Pharmaceuticals, Inc. as of September 30, 2020 and for the nine months ended September 30, 2020 and 2019*
99.2	Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2019 and as of and for the nine months ended September 30, 2020*

______________________

*	Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VININGS HOLDINGS, INC.

Date: February 12, 2021	By:	/s/ David Mehalick
Name: David Mehalick
Title: Chairman

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